Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q10

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Data	6
Regional Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17

Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings

Income Statement and Balance Sheet Data	25
Brokerage and Asset Management	26
Local Consumer Lending	27 - 30
Special Asset Pool	31

Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios
90+ Days	34
30-89 Days	35
Allowance for Credit Losses
Total Citigroup	36
Consumer and Corporate	37
Components of Provision for Loan Losses
Citicorp	38
Citi Holdings / Total Citigroup	39
Non-Accrual Assets
Total Citigroup	40
Citicorp	41
Citi Holdings	42

Reconciliation of Non-GAAP Financial Measures	43 - 46

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

										4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q		4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010		(Decrease)	2009	2010	(Decrease)

Total Managed Revenues (1)	$26,973	$33,095	$23,142	$7,882	$25,421	$22,071	$20,738	$18,371		NM	$91,092	$86,601	(5)%
Total Managed Net Credit Losses (1)	$9,830	$11,470	$10,982	$9,980	$8,384	$7,962	$7,659	$6,854		(31)%	$42,262	$30,859	(27)%

Total Revenues, Net of Interest Expense	$24,521	$29,969	$20,390	$5,405	$25,421	$22,071	$20,738	$18,371		NM	$80,285	$86,601	8%
Total Operating Expenses	11,685	11,999	11,824	12,314	11,518	11,866	11,520	12,471		1%	47,822	47,375	(1)%
Net Credit Losses	7,282	8,355	7,969	7,135	8,384	7,962	7,659	6,854		(4)%	30,741	30,859	—
Credit Reserve Build / (Release)	2,633	3,878	802	706	(18)	(1,439)	(1,993)	(2,215)		NM	8,019	(5,665)	NM
Provision for Unfunded Lending Commitments	60	135	—	49	(35)	(71)	26	(37)		NM	244	(117)	NM
Provision for Benefits & Claims	332	308	324	294	287	213	227	238		(19)%	1,258	965	(23)%
Provision for Credit Losses and for Benefits and Claims	10,307	12,676	9,095	8,184	8,618	6,665	5,919	4,840		(41)%	40,262	26,042	(35)%
Income (Loss) from Continuing Operations before Income Taxes	2,529	5,294	(529)	(15,093)	5,285	3,540	3,299	1,060		NM	(7,799)	13,184	NM
Income Taxes (benefits)	835	907	(1,122)	(7,353)	1,036	812	698	(313)		96%	(6,733)	2,233	NM
Income (Loss) from Continuing Operations	$1,694	$4,387	$593	$(7,740)	$4,249	$2,728	$2,601	$1,373		NM	$(1,066)	$10,951	NM
Income (Loss) from Discontinued Operations, net of Taxes	(117)	(142)	(418)	232	211	(3)	(374)	98		(58)%	(445)	(68)	85%
Net Income (Loss) before Attribution of Noncontrolling Interests	1,577	4,245	175	(7,508)	4,460	2,725	2,227	1,471		NM	(1,511)	10,883	NM
Net Income (Loss) Attributable to Noncontrolling Interests	(16)	(34)	74	71	32	28	59	162		NM	95	281	NM
Citigroup’s Net Income (Loss)	$1,593	$4,279	$101	$(7,579)	$4,428	$2,697	$2,168	$1,309		NM	$(1,606)	$10,602	NM

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations (2)	$(0.16)	$0.51	$(0.23)	$(0.34)	$0.14	$0.09	$0.08	$0.04		NM	$(0.76)	$0.35	NM
Citigroup’s Net Income (Loss) (2)	$(0.18)	$0.49	$(0.27)	$(0.33)	$0.15	$0.09	$0.07	$0.04		NM	$(0.80)	$0.35	NM
Shares (in millions):
Average Basic	5,385.0	5,399.5	12,104.3	23,384.4	28,444.3	28,849.4	28,877.5	28,932.9		24%	11,568.3	28,776.0	NM
Average Diluted	5,953.3	5,967.8	12,216.0	24,260.0	29,333.5	29,752.6	29,778.3	29,847.8		23%	12,099.3	29,678.1	NM
Common Shares Outstanding, at period end	5,512.8	5,507.7	22,863.9	28,483.3	28,620.2	28,975.4	29,049.6	29,058.4		2%

Preferred Dividends - Basic (in millions)	$1,274	$1,549	$288	$—	$—	$—	$—	$9			$3,111	$9
Preferred Dividends - Diluted (in millions)	$1,004	$1,279	$288	$—	$—	$—	$—	$9			$2,571	$9

Income (Loss) Allocated to Unrestricted Common Shareholders - Basic
Income (Loss) from Continuing Operations (2)	$(849)	$2,761	$(2,824)	$(7,998)	$4,190	$2,674	$2,468	$1,194		NM	$(8,799)	$10,522	NM
Citigroup’s Net Income (Loss) (2)	$(966)	$2,625	$(3,242)	$(7,766)	$4,400	$2,671	$2,148	$1,288		NM	$(9,244)	$10,503	NM

Income (Loss) Allocated to Unrestricted Common Shareholders - Diluted
Income (Loss) from Continuing Operations (2)	$(581)	$3,032	$(2,824)	$(7,998)	$4,191	$2,675	$2,469	$1,195		NM	$(8,261)	$10,525	NM
Citigroup’s Net Income (Loss) (2)	$(698)	$2,895	$(3,242)	$(7,766)	$4,400	$2,672	$2,149	$1,289		NM	$(8,706)	$10,505	NM

Financial Ratios:
Tier 1 Capital Common Ratio	2.16%	2.75%	9.12%	9.60%	9.11%	9.71%	10.33%	10.7	%*
Tier 1 Capital Ratio	11.92%	12.74%	12.76%	11.67%	11.28%	11.99%	12.50%	12.9	%*
Total Capital Ratio	15.61%	16.62%	16.58%	15.25%	14.88%	15.59%	16.14%	16.6	%*
Leverage Ratio	6.60%	6.90%	6.85%	6.87%	6.16%	6.31%	6.57%	6.6	%*
Return on Common Equity	(5.6)%	14.8%	(12.2)%	(21.6)%	12.0%	7.0%	5.4%	3.2	%*

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$1,822.6	$1,848.5	$1,888.6	$1,856.6	$2,002.2	$1,937.7	$1,983.3	$1,914.5	*	3%
Total Deposits	762.7	804.7	832.6	835.9	827.9	814.0	850.1	845.0	*	1%
Citigroup’s Stockholders’ Equity	143.9	152.3	140.8	152.7	151.4	154.8	162.9	163.5	*	7%
Citigroup Equity and Trust Securities (included in LT Debt)	168.6	176.5	175.4	172.0	173.1	175.0	183.4	181.6	*	6%
Book Value Per Share	$12.64	$14.16	$6.15	$5.35	$5.28	$5.33	$5.60	$5.61	*	5%
Tangible Book Value Per Share (3)	$5.61	$7.26	$4.47	$4.15	$4.09	$4.19	$4.44	$4.45	*	7%

Direct Staff (in thousands)	309	279	276	265	263	259	258	260		(2)%

(1)          As previously disclosed, effective January 1, 2010, Citigroup adopted SFAS No. 166, Accounting for Transfers of Financial Assets, an amendment of FASB Statement No. 140 (SFAS 166) and SFAS No. 167, Amendments to FASB Interpretation No. 46(R) (SFAS 167).  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. For comparison purposes throughout this supplement, revenues, net credit losses, provisions for credit losses and for benefits and claims, and loans (and all related delinquencies and ratios) for periods prior to January 1, 2010 are presented on a managed basis. Managed presentations were applicable only to Citigroup’s North America branded and retail partner card operations in North America Regional Consumer Banking and Citi Holdings Local Consumer Lending.  Prior to January 1, 2010, managed-basis presentations were non-GAAP financial measures.  Managed presentations included results from both the on-balance sheet loans and off-balance sheet loans, and excluded the impact of card securitization activity. Managed presentations assumed that securitized loans had not been sold and presented the results of the securitized loans in the same manner as Citigroup’s owned loans. See pages 43 - 46 for reconciliations of managed measures to their most comparable GAAP measure.

(2)          The Diluted EPS calculation for the first, third and fourth quarters in 2009 utilize Basic shares and Income available to common shareholders (Basic) due to the negative Income available to common shareholders. Using actual Diluted shares and Income available to common shareholders (Diluted) would result in anti-dilution.

(3)          Tangible Book Value Per Share is a non-GAAP financial measure.  See page 46 for a reconciliation of this measure to its most comparable GAAP measure.

*      Preliminary

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)
Revenues
Interest revenue	$20,583	$19,671	$18,678	$17,703	$20,852	$20,418	$19,371	$18,875	7%	$76,635	$79,516	4%
Interest expense	7,657	6,842	6,680	6,542	6,291	6,379	6,125	6,069	(7)%	27,721	24,864	(10)%
Net interest revenue	12,926	12,829	11,998	11,161	14,561	14,039	13,246	12,806	15%	48,914	54,652	12%

Commissions and fees	3,984	4,084	3,698	3,719	3,645	3,229	3,248	3,536	(5)%	15,485	13,658	(12)%
Principal transactions	3,948	1,762	1,472	(1,114)	4,116	2,362	2,085	(1,046)	6%	6,068	7,517	24%
Administrative and other fiduciary fees	1,606	1,472	1,085	1,032	1,022	910	976	1,097	6%	5,195	4,005	(23)%
Realized gains (losses) on investments	9	(160)	(285)	(474)	31	69	742	158	NM	(910)	1,000	NM
Insurance premiums	755	745	763	757	748	636	655	645	(15)%	3,020	2,684	(11)%
Other revenue (1)	1,293	9,237	1,659	(9,676)	1,298	826	(214)	1,175	NM	2,513	3,085	23%
Total non-interest revenues	11,595	17,140	8,392	(5,756)	10,860	8,032	7,492	5,565	NM	31,371	31,949	2%
Total revenues, net of interest expense	24,521	29,969	20,390	5,405	25,421	22,071	20,738	18,371	NM	80,285	86,601	8%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses (NCLs)	7,282	8,355	7,969	7,135	8,384	7,962	7,659	6,854	(4)%	30,741	30,859	—
Net build / (Release)	2,633	3,878	802	706	(18)	(1,439)	(1,993)	(2,215)	NM	8,019	(5,665)	NM
Provision for loan losses	9,915	12,233	8,771	7,841	8,366	6,523	5,666	4,639	(41)%	38,760	25,194	(35)%
Policyholder benefits and claims	332	308	324	294	287	213	227	238	(19)%	1,258	965	(23)%
Provision for unfunded lending commitments	60	135	—	49	(35)	(71)	26	(37)	NM	244	(117)	NM
Total provisions for credit losses and for benefits and claims	10,307	12,676	9,095	8,184	8,618	6,665	5,919	4,840	(41)%	40,262	26,042	(35)%

Operating Expenses
Compensation and benefits	6,235	6,359	6,136	6,257	6,162	5,961	6,117	6,190	(1)%	24,987	24,430	(2)%
Premises and Equipment	926	930	869	972	830	824	838	839	(14)%	3,697	3,331	(10)%
Technology / communication expense	1,299	1,315	1,280	1,321	1,199	1,195	1,257	1,273	(4)%	5,215	4,924	(6)%
Advertising and marketing expense	334	351	317	413	302	367	458	518	25%	1,415	1,645	16%
Other operating	2,891	3,044	3,222	3,351	3,025	3,519	2,850	3,651	9%	12,508	13,045	4%
Total operating expenses	11,685	11,999	11,824	12,314	11,518	11,866	11,520	12,471	1%	47,822	47,375	(1)%

Income (Loss) from Continuing Operations before Income Taxes	2,529	5,294	(529)	(15,093)	5,285	3,540	3,299	1,060	NM	(7,799)	13,184	NM
Provision (benefits) for income taxes	835	907	(1,122)	(7,353)	1,036	812	698	(313)	96%	(6,733)	2,233	NM

Income (Loss) from Continuing Operations	1,694	4,387	593	(7,740)	4,249	2,728	2,601	1,373	NM	(1,066)	10,951	NM
Discontinued Operations (2)
Income (Loss) from Discontinued Operations	(152)	(279)	(204)	(18)	(5)	(3)	8	72		(653)	72
Gain (Loss) on Sale	(12)	14	—	100	94	—	(784)	(12)		102	(702)
Provision (benefits) for income taxes	(47)	(123)	214	(150)	(122)	—	(402)	(38)		(106)	(562)
Income (Loss) from Discontinued Operations, net	(117)	(142)	(418)	232	211	(3)	(374)	98	(58)%	(445)	(68)	85%
Net Income (Loss) before attribution of Minority Interests	1,577	4,245	175	(7,508)	4,460	2,725	2,227	1,471	NM	(1,511)	10,883	NM
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(16)	(34)	74	71	32	28	59	162	NM	95	281	NM
Citigroup’s Net Income (Loss)	$1,593	$4,279	$101	$(7,579)	$4,428	$2,697	$2,168	$1,309	NM	$(1,606)	$10,602	NM

(1)   Other revenue for the second quarter of 2009 includes $11.1 billion ($6.7 billion after-tax) related to the sale of Smith Barney and establishment of the joint venture with Morgan Stanley.  Other revenue for the fourth quarter of 2009 includes $10.1 billion loss ($6.2 billion after-tax) related to Citigroup’s debt extinguishment in connection with the repayment of TARP and exit from the U.S. government loss-sharing agreement.

(2)   Discontinued Operations includes:

a)      The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.

b)      The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.

c)      The sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.

d)      The sale of The Student Loan Corporation.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

									Dec 31, 2010
									vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	Dec 31, 2009
	2009	2009	2009	2009	2010	2010	2010	2010 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$31,063	$26,915	$26,482	$25,472	$25,678	$24,709	$26,342	$27,972	10%
Deposits with banks	159,503	182,577	217,730	167,414	163,525	160,780	150,071	162,437	(3)%
Fed funds sold and securities borr’d or purch under agree. to resell	179,603	179,503	197,357	222,022	234,348	230,784	240,057	246,717	11%
Brokerage receivables	43,329	34,598	34,667	33,634	34,001	36,872	37,138	31,213	(7)%
Trading account assets	335,222	325,037	340,697	342,773	345,783	309,412	337,098	317,879	(7)%
Investments
Available-for-sale and non-marketable equity securities	178,046	207,135	206,074	254,592	270,385	285,783	310,143	289,057	14%
Held-to-maturity	60,760	59,622	55,816	51,527	46,348	31,283	30,107	29,107	(44)%
Total Investments	238,806	266,757	261,890	306,119	316,733	317,066	340,250	318,164	4%
Loans, net of unearned income
Consumer	453,963	447,652	441,491	424,057	531,469	505,446	463,104	457,632	8%
Corporate	203,329	194,038	180,720	167,447	190,335	186,720	191,207	191,162	14%
Loans, net of unearned income	657,292	641,690	622,211	591,504	721,804	692,166	654,311	648,794	10%
Allowance for loan losses	(31,703)	(35,940)	(36,416)	(36,033)	(48,746)	(46,197)	(43,674)	(40,655)	13%
Total loans, net	625,589	605,750	585,795	555,471	673,058	645,969	610,637	608,139	9%
Goodwill	26,410	25,578	25,423	25,392	25,662	25,201	25,797	26,152	3%
Intangible assets (other than MSR’s)	13,612	10,098	8,957	8,714	8,277	7,868	7,705	7,504	(14)%
Mortgage servicing rights (MSR’s)	5,481	6,770	6,228	6,530	6,439	4,894	3,976	4,554	(30)%
Other assets	163,960	165,538	159,769	163,105	168,709	174,101	172,800	163,778	—
Assets related to discontinued operations held for sale	—	19,412	23,604	—	—	—	31,409	—	—
Total assets	$1,822,578	$1,848,533	$1,888,599	$1,856,646	$2,002,213	$1,937,656	$1,983,280	$1,914,509	3%

Liabilities
Non-interest-bearing deposits in U.S. offices	$78,008	$77,180	$77,460	$71,325	$66,796	$59,225	$64,442	$78,268	10%
Interest-bearing deposits in U.S. offices	219,910	234,250	244,856	232,093	230,919	241,820	237,626	225,731	(3)%
Total U.S. Deposits	297,918	311,430	322,316	303,418	297,715	301,045	302,068	303,999	—
Non-interest-bearing deposits in offices outside the U.S.	36,602	40,389	40,606	44,904	45,471	46,322	52,080	55,066	23%
Interest-bearing deposits in offices outside the U.S.	428,176	452,917	469,681	487,581	484,728	466,584	495,947	485,903	—
Total International Deposits	464,778	493,306	510,287	532,485	530,199	512,906	548,027	540,969	2%
Total deposits	762,696	804,736	832,603	835,903	827,914	813,951	850,095	844,968	1%
Fed funds purch and securities loaned or sold under agree. to repurch.	184,803	172,016	178,159	154,281	207,911	196,112	192,065	189,558	23%
Brokerage payables	58,950	52,696	57,672	60,846	55,041	54,774	51,517	51,749	(15)%
Trading account liabilities	128,671	117,512	130,540	137,512	142,748	131,001	142,005	129,661	(6)%
Short-term borrowings	116,389	101,894	64,731	68,879	96,694	92,752	87,013	78,790	14%
Long-term debt	337,252	348,046	379,557	364,019	439,274	413,297	387,330	380,473	5%
Other liabilities (2)	87,890	85,091	86,384	80,233	78,852	78,439	78,198	73,521	(8)%
Liabilities related to discontinued operations held for sale	—	12,374	16,004	—	—	—	29,874	—	—
Total liabilities	$1,676,651	$1,694,365	$1,745,650	$1,701,673	$1,848,434	$1,780,326	$1,818,097	$1,748,720	3%

Equity
Stockholders’ Equity
Preferred Stock	$74,246	$74,301	$312	$312	$312	$312	$312	$312	—
Common Stock	57	57	230	286	287	292	292	292	2%
Additional paid-in capital	16,525	16,663	78,802	98,142	96,427	99,014	100,898	101,024	3%
Retained earnings	86,115	88,874	85,208	77,440	73,432	76,130	78,260	79,559	3%
Treasury stock	(5,996)	(5,950)	(6,059)	(4,543)	(1,178)	(1,772)	(1,540)	(1,442)	68%
Accumulated other comprehensive income (loss)	(27,013)	(21,643)	(17,651)	(18,937)	(17,859)	(19,170)	(15,309)	(16,277)	14%
Total Common Equity	$69,688	$78,001	$140,530	$152,388	$151,109	$154,494	$162,601	$163,156	7%

Total Citigroup stockholders’ equity	$143,934	$152,302	$140,842	$152,700	$151,421	$154,806	$162,913	$163,468	7%
Noncontrolling Minority interests (Minority Interest)	1,993	1,866	2,107	2,273	2,358	2,524	2,270	2,321	2%
Total equity	145,927	154,168	142,949	154,973	153,779	157,330	165,183	165,789	7%
Total liabilities and equity	$1,822,578	$1,848,533	$1,888,599	$1,856,646	$2,002,213	$1,937,656	$1,983,280	$1,914,509	3%

(1)          Preliminary

(2)          Includes allowance for credit losses for letters of credit and unfunded lending commitments of $947 million for the first quarter of 2009, $1,082 million for the second quarter of 2009, $1,074 million for the third quarter of 2009, $1,157 million for the fourth quarter of 2009, $1,122 million for the first quarter of 2010, $1,054 million for the second quarter of 2010, $1,102 million for the third quarter of 2010 and $1,066 million for the fourth quarter of 2010, respectively.

Reclassified to conform to the current period’s presentation.

CITIGROUP
SEGMENT DETAIL
NET REVENUE

(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

CITICORP
Regional Consumer Banking
North America	$2,503	$2,182	$2,017	$1,874	$3,801	$3,693	$3,740	$3,556	90%	$8,576	$14,790	72%
EMEA	360	394	415	386	405	376	349	381	(1)%	1,555	1,511	(3)%
Latin America	1,924	1,950	1,971	2,072	2,076	2,118	2,233	2,300	11%	7,917	8,727	10%
Asia	1,566	1,675	1,717	1,808	1,800	1,845	1,839	1,930	7%	6,766	7,414	10%
Total	6,353	6,201	6,120	6,140	8,082	8,032	8,161	8,167	33%	24,814	32,442	31%

Securities and Banking
North America	5,016	1,721	1,301	795	3,553	2,627	2,203	1,009	27%	8,833	9,392	6%
EMEA	4,222	2,558	2,202	1,067	2,515	1,762	1,733	832	(22)%	10,049	6,842	(32)%
Latin America	800	1,049	705	867	607	558	639	728	(16)%	3,421	2,532	(26)%
Asia	2,162	1,373	683	588	1,328	1,008	1,018	964	64%	4,806	4,318	(10)%
Total	12,200	6,701	4,891	3,317	8,003	5,955	5,593	3,533	7%	27,109	23,084	(15)%

Transaction Services
North America	589	656	643	638	639	636	620	588	(8)%	2,526	2,483	(2)%
EMEA	844	860	845	840	833	848	835	840	—	3,389	3,356	(1)%
Latin America	343	340	337	353	344	356	384	406	15%	1,373	1,490	9%
Asia	598	627	632	644	621	662	696	726	13%	2,501	2,705	8%
Total	2,374	2,483	2,457	2,475	2,437	2,502	2,535	2,560	3%	9,789	10,034	3%

Total Citicorp	20,927	15,385	13,468	11,932	18,522	16,489	16,289	14,260	20%	61,712	65,560	6%

CITI HOLDINGS
Brokerage and Asset Management	1,607	12,220	525	271	340	141	(8)	136	(50)%	14,623	609	(96)%
Local Consumer Lending	6,021	3,481	4,362	3,901	4,670	4,206	3,547	3,403	(13)%	17,765	15,826	(11)%
Special Asset Pool	(4,534)	(376)	1,363	287	1,540	572	314	426	48%	(3,260)	2,852	NM
Total Citi Holdings	3,094	15,325	6,250	4,459	6,550	4,919	3,853	3,965	(11)%	29,128	19,287	(34)%

Corporate / Other	500	(741)	672	(10,986)	349	663	596	146	NM	(10,555)	1,754	NM

Total Citigroup - Net Revenues	$24,521	29,969	20,390	5,405	$25,421	22,071	20,738	18,371	NM	80,285	86,601	8%

Impact of Credit Card Securitization Activity (1) (2)
Citicorp	1,484	1,644	1,800	1,744	—	—	—	—	NM	6,672	—	NM
Citi Holdings	968	1,482	952	733	—	—	—	—	NM	4,135	—	NM
Total Impact of Credit Card Securitization Activity	2,452	3,126	2,752	2,477	—	—	—	—	NM	10,807	—	NM

Total Citigroup - Managed Net Revenues (1)	$26,973	$33,095	$23,142	$7,882	$25,421	$22,071	$20,738	$18,371	NM	$91,092	$86,601	(5)%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

(2)

Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP
SEGMENT DETAIL
INCOME

(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)
Income from Continuing Operations:

CITICORP
Regional Consumer Banking
North America	$357	$139	$206	$28	$22	$62	$147	$376	NM	$730	$607	(17)%
EMEA	(33)	(110)	(23)	(43)	27	50	22	4	NM	(209)	103	NM
Latin America	219	116	77	113	389	491	558	447	NM	525	1,885	NM
Asia	248	279	444	461	576	574	505	517	12%	1,432	2,172	52%
Total	791	424	704	559	1,014	1,177	1,232	1,344	NM	2,478	4,767	92%

Securities and Banking
North America	2,497	(32)	7	(87)	1,424	839	456	(182)	NM	2,385	2,537	6%
EMEA	2,171	746	550	(41)	1,032	355	505	(60)	(46)%	3,426	1,832	(47)%
Latin America	412	527	219	378	272	197	266	337	(11)%	1,536	1,072	(30)%
Asia	1,056	597	71	114	478	294	180	186	63%	1,838	1,138	(38)%
Total	6,136	1,838	847	364	3,206	1,685	1,407	281	(23)%	9,185	6,579	(28)%

Transaction Services
North America	138	181	152	144	159	166	131	88	(39)%	615	544	(12)%
EMEA	326	350	308	303	306	318	305	295	(3)%	1,287	1,224	(5)%
Latin America	160	150	148	146	157	153	171	172	18%	604	653	8%
Asia	280	293	331	326	319	297	318	319	(2)%	1,230	1,253	2%
Total	904	974	939	919	941	934	925	874	(5)%	3,736	3,674	(2)%

Total Citicorp	7,831	3,236	2,490	1,842	5,161	3,796	3,564	2,499	36%	15,399	15,020	(2)%

CITI HOLDINGS
Brokerage and Asset Management	34	6,775	90	38	81	(88)	(147)	(49)	NM	6,937	(203)	NM
Local Consumer Lending	(1,571)	(4,347)	(2,142)	(2,356)	(1,838)	(1,230)	(827)	(1,098)	53%	(10,416)	(4,993)	52%
Special Asset Pool	(3,948)	(1,246)	58	(233)	881	121	(80)	251	NM	(5,369)	1,173	NM
Total Citi Holdings	(5,485)	1,182	(1,994)	(2,551)	(876)	(1,197)	(1,054)	(896)	65%	(8,848)	(4,023)	55%

Corporate / Other	(652)	(31)	97	(7,031)	(36)	129	91	(230)	97%	(7,617)	(46)	99%

Income (Loss) From Continuing Operations	1,694	4,387	593	(7,740)	4,249	2,728	2,601	1,373	NM	(1,066)	10,951	NM
Discontinued Operations	(117)	(142)	(418)	232	211	(3)	(374)	98		(445)	(68)
Net Income (Loss) Attributable to Noncontrolling Minority Interests	(16)	(34)	74	71	32	28	59	162		95	281

Citigroup’s Net Income (Loss)	$1,593	$4,279	$101	$(7,579)	$4,428	$2,697	$2,168	$1,309	NM	$(1,606)	$10,602	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)
Revenues
Net interest revenue	$8,511	$8,774	$8,727	$8,420	$9,870	$9,742	$9,475	$9,733	16%	$34,432	$38,820	13%
Non-Interest revenue	12,416	6,611	4,741	3,512	8,652	6,747	6,814	4,527	29%	27,280	26,740	(2)%
Total revenues, net of interest expense	20,927	15,385	13,468	11,932	18,522	16,489	16,289	14,260	20%	61,712	65,560	6%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	1,251	1,575	1,734	1,595	3,142	2,965	3,020	2,662	67%	6,155	11,789	92%
Credit Reserve Build / (Release)	998	1,231	522	(36)	(360)	(639)	(427)	(741)	NM	2,715	(2,167)	NM
Provision for loan losses	2,249	2,806	2,256	1,559	2,782	2,326	2,593	1,921	23%	8,870	9,622	8%
Provision for Benefits & Claims	42	42	43	37	44	27	38	42	14%	164	151	(8)%
Provision for unfunded lending commitments	32	83	—	23	(7)	(26)	1	—	(100)%	138	(32)	NM
Total provisions for credit losses and for benefits and claims	2,323	2,931	2,299	1,619	2,819	2,327	2,632	1,963	21%	9,172	9,741	6%

Total operating expenses	7,399	8,068	8,422	8,751	8,485	9,090	8,883	9,401	7%	32,640	35,859	10%

Income (Loss) from Continuing Operations before Income Taxes	11,205	4,386	2,747	1,562	7,218	5,072	4,774	2,896	85%	19,900	19,960	—
Provision (benefits) for income taxes	3,374	1,150	257	(280)	2,057	1,276	1,210	397	NM	4,501	4,940	10%

Income (Loss) from Continuing Operations	7,831	3,236	2,490	1,842	5,161	3,796	3,564	2,499	36%	15,399	15,020	(2)%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(3)	3	25	43	21	20	30	51	19%	68	122	79%
Citicorp’s Net Income (Loss)	$7,834	$3,233	$2,465	$1,799	$5,140	$3,776	$3,534	$2,448	36%	$15,331	$14,898	(3)%

Balance Sheet Data (in billions):

Total EOP Assets	$1,022	$1,051	$1,075	$1,138	$1,236	$1,211	$1,283	$1,284	13%
Average Assets	$1,058	$1,074	$1,096	$1,125	$1,233	$1,250	$1,252	$1,294	15%	$1,088	$1,257	16%
Return on Assets	3.00%	1.21%	0.89%	0.63%	1.69%	1.21%	1.12%	0.75%		1.41%	1.19%
Total EOP Deposits	$664	$706	$731	$734	$730	$719	$757	$760	4%

Total GAAP Revenues	$20,927	$15,385	$13,468	$11,932	$18,522	$16,489	$16,289	$14,260	20%	$61,712	$65,560	6%
Net Impact of Credit Card Securitization Activity (1)	1,484	1,644	1,800	1,744	—	—	—	—	NM	6,672	—	NM
Total Managed Revenues	$22,411	$17,029	$15,268	$13,676	$18,522	$16,489	$16,289	$14,260	4%	$68,384	$65,560	(4)%

GAAP Net Credit Losses	$1,251	$1,575	$1,734	$1,595	$3,142	$2,965	$3,020	$2,662	67%	$6,155	$11,789	92%
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	—	—	NM	6,931	—	NM
Total Managed Net Credit Losses	$2,742	$3,412	$3,610	$3,322	$3,142	$2,965	$3,020	$2,662	(20)%	$13,086	$11,789	(10)%

(1)   Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING

(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$3,842	$4,140	$4,216	$4,206	$5,917	$5,774	$5,689	$5,864	39%	$16,404	$23,244	42%
Non-Interest Revenue	2,511	2,061	1,904	1,934	2,165	2,258	2,472	2,303	19%	8,410	9,198	9%
Total Revenues, Net of Interest Expense (1)	6,353	6,201	6,120	6,140	8,082	8,032	8,161	8,167	33%	24,814	32,442	31%
Total Operating Expenses	3,504	3,703	3,778	4,056	3,937	3,982	4,087	4,448	10%	15,041	16,454	9%
Net Credit Losses	1,174	1,406	1,442	1,388	3,040	2,922	2,731	2,528	82%	5,410	11,221	NM
Credit Reserve Build / (Release)	686	619	356	158	(180)	(408)	(403)	(552)	NM	1,819	(1,543)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	(4)	—	—	—	—	(4)	—
Provision for Benefits & Claims	42	42	43	37	44	27	38	42	14%	164	151	(8)%
Provision for Loan Losses and for Benefits and Claims	1,902	2,067	1,841	1,583	2,904	2,537	2,366	2,018	27%	7,393	9,825	33%
Income (loss) from Continuing Operations before Taxes	947	431	501	501	1,241	1,513	1,708	1,701	NM	2,380	6,163	NM
Income Taxes (benefits)	156	7	(203)	(58)	227	336	476	357	NM	(98)	1,396	NM
Income (loss) from Continuing Operations	791	424	704	559	1,014	1,177	1,232	1,344	NM	2,478	4,767	92%
Net Income (loss) Attributable to Minority Interests	—	—	2	(2)	(5)	—	(4)	—	100%	—	(9)	—
Net Income (Loss)	$791	$424	$702	$561	$1,019	$1,177	$1,236	$1,344	NM	$2,478	$4,776	93%
Average Assets (in billions of dollars)	$229	$239	$248	$253	$308	$306	$311	$319	26%	$242	$311	29%
Return on Assets	1.40%	0.71%	1.12%	0.88%	1.34%	1.54%	1.58%	1.67%		1.02%	1.54%

Net Credit Losses as a % of Average Loans	3.28%	3.84%	3.82%	3.55%	5.57%	5.38%	4.90%	4.44%

Revenue by Business
Retail Banking	$3,537	$3,789	$3,760	$3,756	$3,814	$3,916	$4,005	$4,099	9%	$14,842	$15,834	7%
Citi-Branded Cards	2,816	2,412	2,360	2,384	4,268	4,116	4,156	4,068	71%	9,972	16,608	67%
Total GAAP Revenues	6,353	6,201	6,120	6,140	8,082	8,032	8,161	8,167	33%	24,814	32,442	31%
Net Impact of Credit Card Securitization Activity (1)	1,484	1,644	1,800	1,744	—	—	—	—	NM	6,672	—	NM
Total Managed Revenues	$7,837	$7,845	$7,920	$7,884	$8,082	$8,032	$8,161	$8,167	4%	$31,486	$32,442	3%

Net Credit Losses by Business
Retail Banking	$338	$428	$395	$409	$289	$304	$333	$343	(16)%	$1,570	$1,269	(19)%
Citi-Branded Cards	836	978	1,047	979	2,751	2,618	2,398	2,185	NM	3,840	9,952	NM
Total GAAP Net Credit Losses	1,174	1,406	1,442	1,388	3,040	2,922	2,731	2,528	82%	5,410	11,221	NM
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	—	—	NM	6,931	—	NM
Total Managed Net Credit Losses	$2,665	$3,243	$3,318	$3,115	$3,040	$2,922	$2,731	$2,528	(19)%	$12,341	$11,221	(9)%

Income (loss) from Continuing Operations by Business
Retail Banking	$650	$635	$698	$610	$848	$884	$778	$721	18%	$2,593	$3,231	25%
Citi-Branded Cards	141	(211)	6	(51)	166	293	454	623	NM	(115)	1,536	NM
Total	$791	$424	$704	$559	$1,014	$1,177	$1,232	$1,344	NM	$2,478	$4,767	92%

(1)    Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING

									4Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	4,209	4,091	4,174	4,164	4,162	4,161	4,168	4,200	1%
Accounts (in millions)	60.0	60.1	60.1	59.5	59.2	58.9	59.8	59.5	—
Average Deposits	$256.4	$272.2	$278.7	$291.7	$289.2	$291.4	$295.6	$301.9	4%
Investment Sales (International Only)	$15.3	$25.0	$22.9	$21.6	$24.1	$23.4	$21.3	$23.7	10%
Investment AUMs	$93.5	$107.2	$116.3	$117.3	$120.8	$116.8	$125.4	$130.5	11%
Average Loans	$101.1	$103.6	$106.0	$108.8	$109.5	$109.3	$111.5	$115.2	6%
EOP Loans:
Real Estate Lending	$51.2	$52.5	$54.5	$53.9	$56.0	$54.7	$56.5	$59.5	10%
Commerical Markets	25.1	23.4	24.9	25.5	26.9	28.8	29.6	30.8	21%
Personal and Other	24.8	27.3	28.4	27.6	27.7	25.6	27.6	27.6	—
EOP Loans	$101.1	$103.2	$107.8	$107.0	$110.6	$109.1	$113.7	$117.9	10%

Net Interest Revenue (1)	$2,319	$2,494	$2,578	$2,563	$2,564	$2,559	$2,504	$2,595	1%
As a % of Average Loans	9.30%	9.66%	9.65%	9.35%	9.50%	9.39%	8.91%	8.94%

Net Credit Losses	$338	$428	$395	$409	$289	$304	$333	$343	(16)%
As a % of Average Loans	1.36%	1.66%	1.48%	1.49%	1.07%	1.12%	1.18%	1.18%
Loans 90+ Days Past Due (2)	$873	$925	$836	$805	$827	$877	$849	$773	(4)%
As a % of EOP Loans	0.86%	0.90%	0.78%	0.75%	0.75%	0.80%	0.75%	0.66%
Loans 30-89 Days Past Due (2)	$1,274	$1,190	$1,133	$1,107	$1,306	$1,207	$1,279	$1,148	4%
As a % of EOP Loans	1.26%	1.15%	1.05%	1.03%	1.18%	1.11%	1.13%	0.98%

Citi-Branded Cards Key Indicators (in billions of dollars) (3)
EOP Open Accounts (in millions)	57.2	55.8	54.6	53.1	51.3	50.8	51.1	51.3	(3)%
Purchase Sales	$59.6	$63.6	$65.5	$67.6	$60.1	$63.9	$65.5	$70.5	4%

Average Managed Loans (4)	$112.5	$112.7	$114.4	$115.9	$112.0	$108.5	$109.5	$110.6	(5)%
EOP Managed Loans (4)	$110.9	$114.7	$116.8	$117.4	$110.2	$109.4	$111.1	$114.1	(3)%
Managed Average Yield (5)	14.44%	14.21%	14.15%	13.70%	14.89%	14.39%	14.18%	13.95%

Managed Net Interest Revenue (6)	$3,359	$3,316	$3,306	$3,209	$3,358	$3,207	$3,184	$3,259	2%
As a % of Average Managed Loans	12.11%	11.80%	11.47%	10.98%	12.16%	11.86%	11.54%	11.69%

Managed Net Credit Losses	$2,327	$2,815	$2,923	$2,706	$2,751	$2,618	$2,398	$2,185	(19)%
As a % of Average Managed Loans	8.39%	10.02%	10.14%	9.26%	9.96%	9.68%	8.69%	7.84%
Managed Net Credit Margin (7)	$1,960	$1,226	$1,223	$1,415	$1,517	$1,493	$1,752	$1,878	33%
As a % of Avgerage Managed Loans	7.07%	4.36%	4.24%	4.84%	5.49%	5.52%	6.35%	6.74%
Managed Loans 90+ Days Past Due	$3,246	$3,522	$3,204	$3,298	$3,155	$2,929	$2,590	$2,341	(29)%
As a % of EOP Managed Loans	2.93%	3.07%	2.74%	2.81%	2.86%	2.68%	2.33%	2.05%
Managed Loans 30-89 Days Past Due	$3,544	$3,244	$3,339	$3,231	$3,094	$2,727	$2,543	$2,407	(26)%
As a % of EOP Managed Loans	3.20%	2.83%	2.86%	2.75%	2.81%	2.49%	2.29%	2.11%

(1)	Also includes Net Interest Revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See Note 1 on North America Regional Consumer Banking on page 10.

(3)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

(4)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(6)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(7)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
NORTH AMERICA
Page 1
(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,192	$1,330	$1,387	$1,295	$2,954	$2,778	$2,734	$2,750	NM	$5,204	$11,216	NM
Non-Interest Revenue	1,311	852	630	579	847	915	1,006	806	39%	3,372	3,574	6%
Total Revenues, Net of Interest Expense (1)	2,503	2,182	2,017	1,874	3,801	3,693	3,740	3,556	90%	8,576	14,790	72%
Total Operating Expenses	1,494	1,486	1,499	1,508	1,611	1,499	1,501	1,613	7%	5,987	6,224	4%
Net Credit Losses	257	307	279	308	2,157	2,126	1,971	1,768	NM	1,151	8,022	NM
Credit Reserve Build / (Release)	253	149	54	71	4	(9)	40	(348)	NM	527	(313)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	13	15	14	8	8	5	6	5	(38)%	50	24	(52)%
Provision for Loan Losses and for Benefits and Claims	523	471	347	387	2,169	2,122	2,017	1,425	NM	1,728	7,733	NM
Income (loss) from Continuing Operations before Taxes	486	225	171	(21)	21	72	222	518	NM	861	833	(3)%
Income Taxes (benefits)	129	86	(35)	(49)	(1)	10	75	142	NM	131	226	73%
Income (loss) from Continuing Operations	357	139	206	28	22	62	147	376	NM	730	607	(17)%
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$357	$139	$206	$28	$22	$62	$147	$376	NM	$730	$607	(17)%
Average Assets (in billions of dollars)	$72	$74	$75	$71	$121	$117	$118	$120	69%	$73	$119	63%
Return on Assets	2.01%	0.75%	1.09%	0.16%	0.07%	0.21%	0.49%	1.24%		1.00%	0.51%

Net Credit Losses as a % of Average Loans	2.13%	2.61%	2.40%	2.57%	7.85%	7.98%	7.40%	6.68%

Revenue by Business
Retail Banking	$1,296	$1,376	$1,333	$1,232	$1,280	$1,323	$1,372	$1,350	10%	$5,237	$5,325	2%
Citi-Branded Cards	1,207	806	684	642	2,521	2,370	2,368	2,206	NM	3,339	9,465	NM
Total GAAP Revenues	2,503	2,182	2,017	1,874	3,801	3,693	3,740	3,556	90%	8,576	14,790	72%
Net Impact of Credit Card Securitization Activity (1)	1,484	1,644	1,800	1,744	—	—	—	—	NM	6,672	—	NM
Total Managed Revenues	$3,987	$3,826	$3,817	$3,618	$3,801	$3,693	$3,740	$3,556	(2)%	$15,248	$14,790	(3)%

Net Credit Losses by Business
Retail Banking	$56	$88	$78	$88	$73	$79	$90	$97	10%	$310	$339	9%
Citi-Branded Cards	201	219	201	220	2,084	2,047	1,881	1,671	NM	841	7,683	NM
Total GAAP NCLs	257	307	279	308	2,157	2,126	1,971	1,768	NM	1,151	8,022	NM
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	—	—	NM	6,931	—	NM
Total Managed Net Credit Losses	$1,748	$2,144	$2,155	$2,035	$2,157	$2,126	$1,971	$1,768	(13)%	$8,082	$8,022	(1)%

Income (loss) from Continuing Operations by Business
Retail Banking	$241	$242	$193	$129	$184	$225	$189	$173	34%	$805	$771	(4)%
Citi-Branded Cards	116	(103)	13	(101)	(162)	(163)	(42)	203	NM	(75)	(164)	NM
Total	$357	$139	$206	$28	$22	$62	$147	$376	NM	$730	$607	(17)%

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
NORTH AMERICA
Page 2

									4Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	1,000	1,001	1,002	1,003	1,003	1,002	1,000	1,001	—
Accounts (in millions)	13.4	13.5	13.6	13.6	13.5	13.3	13.3	13.1	(4)%
Investment AUMs	$30.3	$31.8	$34.1	$33.4	$32.6	$28.8	$29.8	$30.4	(9)%

Average Deposits	$130.9	$139.6	$142.1	$149.3	$144.2	$145.5	$144.9	$144.5	(3)%

Average Loans	$34.3	$35.0	$34.3	$34.1	$32.2	$30.7	$29.7	$29.7	(13)%

EOP Loans:
Real Estate Lending	$27.0	$26.3	$26.7	$24.9	$24.4	$23.1	$22.3	$23.5	(6)%
Commercial Markets	2.0	2.0	2.3	2.1	2.1	2.2	2.1	2.1	—
Personal and Other	5.1	5.3	5.0	5.2	5.0	4.9	5.0	5.1	(2)%
Total EOP Loans	$34.1	$33.6	$34.0	$32.2	$31.5	$30.2	$29.4	$30.7	(5)%

Mortgage Originations	$21.5	$28.8	$11.9	$9.3	$10.3	$11.2	$18.6	$21.8	NM

Third Party Mortgage Servicing Portfolio (EOP in billions)	$164.2	$176.8	$186.2	$187.0	$191.2	$190.8	$191.4	$191.9	3%

Net Servicing & Gain/(Loss) on Sale	$241.0	$242.3	$99.5	$104.3	$207.8	$271.7	$344.3	$282.4	NM

Net Interest Revenue on Loans	$178	$184	$188	$186	$183	$162	$152	$142	(24)%
As a % of Avg. Loans	2.10%	2.11%	2.17%	2.16%	2.30%	2.12%	2.03%	1.90%

Net Credit Losses	$56	$88	$78	$88	$73	$79	$90	$97	10%
As a % of Avg. Loans	0.66%	1.01%	0.90%	1.02%	0.92%	1.03%	1.20%	1.30%

Loans 90+ Days Past Due (1)	$99	$97	$92	$106	$142	$245	$221	$228	NM
As a % of EOP Loans	0.29%	0.29%	0.27%	0.33%	0.45%	0.81%	0.77%	0.76%

Loans 30-89 Days Past Due (1)	$92	$87	$82	$81	$236	$241	$243	$212	NM
As a % of EOP Loans	0.27%	0.26%	0.24%	0.25%	0.75%	0.80%	0.85%	0.71%

(1)          The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) are $188 million and ($0.8 billion) and $235 million and ($0.8) billion as of September 30, 2010 and December 31, 2010, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) are $15 million and ($0.8 billion) and $30 million and ($0.8) billion as of September 30, 2010 and December 31, 2010, respectively.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
NORTH AMERICA
Page 3

									4Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)

Citi-Branded Cards Key Indicators (in billions of dollars) (1)
EOP Open Accounts (in millions)	25.6	25.0	24.5	23.1	21.8	21.3	21.2	21.2	(8)%
Purchase Sales	$40.1	$42.4	$42.3	$41.8	$36.2	$39.3	$39.0	$40.4	(3)%

Average Managed Loans (2)
Off-Balance Sheet	$68.4	$69.6	$70.8	$69.7	$—	$—	$—	$—	(100)%
On Balance Sheet	14.6	12.2	11.8	13.4	79.2	76.2	76.0	75.3	NM
Total	$83.0	$81.8	$82.6	$83.1	$79.2	$76.2	$76.0	$75.3	(9)%

EOP Managed Loans (2)
Off-Balance Sheet	$69.2	$71.7	$71.9	$72.6	$—	$—	$—	$—	(100)%
On Balance Sheet	12.5	11.6	12.8	11.5	77.7	77.2	76.6	77.5	NM
Total	$81.7	$83.3	$84.7	$84.1	$77.7	$77.2	$76.6	$77.5	(8)%

Managed Average Yield (3)	12.86%	12.57%	12.64%	12.05%	13.58%	12.70%	12.05%	11.67%
Managed Net Interest Revenue (4)	$2,217	$2,107	$2,073	$1,963	$2,103	$1,940	$1,927	$1,914	(2)%
As a % of Avg. Managed Loans (4)	10.83%	10.33%	9.96%	9.37%	10.77%	10.21%	10.06%	10.08%
Managed Net Credit Losses	$1,692	$2,056	$2,077	$1,947	$2,084	$2,047	$1,881	$1,671	(14)%
As a % of Average Managed Loans	8.27%	10.08%	9.98%	9.30%	10.67%	10.77%	9.82%	8.80%
Managed Net Credit Margin (5)	$986	$379	$393	$432	$437	$318	$481	$530	23%
As a % of Avg. Managed Loans (5)	4.82%	1.86%	1.89%	2.06%	2.24%	1.67%	2.51%	2.79%
Managed Loans 90+ Days Past Due	$2,307	$2,366	$2,190	$2,371	$2,304	$2,130	$1,807	$1,597	(33)%
As a % of EOP Managed Loans	2.82%	2.84%	2.59%	2.82%	2.97%	2.76%	2.36%	2.06%
Managed Loans 30-89 Days Past Due	$2,337	$2,024	$2,213	$2,182	$2,145	$1,828	$1,687	$1,539	(29)%
As a % of EOP Managed Loans	2.86%	2.43%	2.61%	2.59%	2.76%	2.37%	2.20%	1.99%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(4)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(5)	Managed Net Credit Margin represents Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
EMEA - PAGE 1
(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$224	$243	$262	$250	$248	$230	$222	$231	(8)%	$979	$931	(5)%
Non-Interest Revenue	136	151	153	136	157	146	127	150	10%	576	580	1%
Total Revenues, Net of Interest Expense	360	394	415	386	405	376	349	381	(1)%	1,555	1,511	(3)%
Total Operating Expenses	256	282	270	286	277	268	303	321	12%	1,094	1,169	7%
Net Credit Losses	89	121	139	138	97	85	65	73	(47)%	487	320	(34)%
Credit Reserve Build / (Release)	72	158	67	10	(10)	(46)	(51)	(12)	NM	307	(119)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	(4)	—	—	—	—	(4)	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	161	279	206	148	87	35	14	61	(59)%	794	197	(75)%
Income (loss) from Continuing Operations before Taxes	(57)	(167)	(61)	(48)	41	73	32	(1)	98%	(333)	145	NM
Income Taxes (benefits)	(24)	(57)	(38)	(5)	14	23	10	(5)	—	(124)	42	NM
Income (loss) from Continuing Operations	(33)	(110)	(23)	(43)	27	50	22	4	NM	(209)	103	NM
Net Income (loss) Attributable to Minority Interests	—	—	2	(2)	—	—	(1)	—	100%	—	(1)	—
Net Income (Loss)	$(33)	$(110)	$(25)	$(41)	$27	$50	$23	$4	NM	$(209)	$104	NM
Average Assets (in billions of dollars)	$11	$11	$11	$11	$10	$10	$10	$10	(9)%	$11	$10	(9)%
Return on Assets	(1.22)%	(4.01)%	(0.90)%	(1.48)%	1.10%	2.01%	0.91%	0.16%		(1.90)%	1.04%

Net Credit Losses as a % of Average Loans	4.57%	5.78%	6.34%	6.44%	4.98%	4.74%	3.53%	4.08%

Revenue by Business
Retail Banking	$205	$234	$237	$213	$222	$205	$186	$217	2%	$889	$830	(7)%
Citi-Branded Cards	155	160	178	173	183	171	163	164	(5)%	666	681	2%
Total	$360	$394	$415	$386	$405	$376	$349	$381	(1)%	$1,555	$1,511	(3)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(41)	$(76)	$(23)	$(39)	$(6)	$9	$(18)	$(25)	36%	$(179)	$(40)	78%
Citi-Branded Cards	8	(34)	—	(4)	33	41	40	29	NM	(30)	143	NM
Total	$(33)	$(110)	$(23)	$(43)	$27	$50	$22	$4	NM	$(209)	$103	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
EMEA - PAGE 2

									4Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	401	396	389	341	310	304	300	298	(13)%
Accounts (in millions)	3.8	3.7	3.7	3.7	3.7	3.7	3.7	3.7	—
Average Deposits	$8.3	$9.0	$9.5	$9.9	$9.7	$8.9	$9.1	$9.2	(7)%
Investment Sales	$0.4	$0.5	$0.5	$0.6	$0.7	$0.7	$0.6	$0.9	50%
Investment AUMs	$3.5	$4.5	$4.2	$4.3	$4.4	$4.1	$4.6	$4.9	14%
Average Loans	$5.4	$5.6	$5.7	$5.5	$5.0	$4.5	$4.5	$4.3	(22)%
EOP Loans:
Real Estate Lending	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	—
Commercial Markets	1.8	1.9	1.9	1.6	1.5	1.4	1.6	1.5	(6)%
Personal and Other	3.6	3.7	3.7	3.5	3.3	2.8	3.0	2.8	(20)%
Total EOP Loans	$5.5	$5.7	$5.7	$5.2	$4.9	$4.3	$4.7	$4.4	(15)%

Net Interest Revenue (1)	$124	$137	$139	$123	$125	$113	$104	$116	(6)%
As a % of Average Loans (1)	9.31%	9.81%	9.67%	8.87%	10.14%	10.07%	9.17%	10.70%
Net Credit Losses	$60	$74	$84	$84	$47	$46	$34	$44	(48)%
As a % of Average Loans	4.51%	5.30%	5.85%	6.06%	3.81%	4.10%	3.00%	4.06%
Loans 90+ Days Past Due	$126	$150	$139	$129	$116	$117	$112	$96	(26)%
As a % of EOP Loans	2.29%	2.63%	2.44%	2.48%	2.37%	2.72%	2.38%	2.18%
Loans 30-89 Days Past Due	$227	$251	$248	$223	$203	$158	$156	$136	(39)%
As a % of EOP Loans	4.13%	4.40%	4.35%	4.29%	4.14%	3.67%	3.32%	3.09%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	2.8	2.8	2.7	2.7	2.6	2.4	2.5	2.5	(7)%
Purchase Sales	$1.8	$1.9	$2.2	$2.5	$2.1	$2.1	$2.3	$2.5	—
Average Loans (2)	$2.5	$2.8	$3.0	$3.0	$2.9	$2.7	$2.8	$2.8	(7)%
EOP Loans (2)	$2.5	$2.8	$3.0	$3.0	$2.9	$2.6	$2.9	$2.8	(7)%
Average Yield (3)	19.77%	20.23%	20.69%	21.06%	21.31%	20.90%	21.03%	20.54%

Net Interest Revenue (4)	$100	$106	$123	$127	$123	$117	$118	$115	(9)%
As a % of Avg. Loans (4)	16.22%	15.18%	16.27%	16.80%	17.20%	17.38%	16.72%	16.29%
Net Credit Losses	$29	$47	$55	$54	$50	$39	$31	$29	(46)%
As a % of Average Loans	4.70%	6.73%	7.27%	7.14%	6.99%	5.79%	4.39%	4.11%
Net Credit Margin (5)	$126	$113	$123	$119	$133	$132	$132	$135	13%
As a % of Avg. Loans (5)	20.44%	16.19%	16.27%	15.74%	18.60%	19.61%	18.70%	19.13%
Loans 90+ Days Past Due	$58	$99	$90	$85	$77	$72	$69	$58	(32)%
As a % of EOP Loans	2.32%	3.54%	3.00%	2.83%	2.66%	2.77%	2.38%	2.07%
Loans 30-89 Days Past Due	$131	$146	$155	$140	$113	$90	$86	$72	(49)%
As a % of EOP Loans	5.24%	5.21%	5.17%	4.67%	3.90%	3.46%	2.97%	2.57%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average Yield is gross interest revenue earned divided by average loans.
(4)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(5)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
LATIN AMERICA - PAGE 1
(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,275	$1,368	$1,366	$1,390	$1,458	$1,471	$1,501	$1,579	14%	$5,399	$6,009	11%
Non-Interest Revenue	649	582	605	682	618	647	732	721	6%	2,518	2,718	8%
Total Revenues, Net of Interest Expense	1,924	1,950	1,971	2,072	2,076	2,118	2,233	2,300	11%	7,917	8,727	10%
Total Operating Expenses	958	1,090	1,127	1,263	1,142	1,266	1,258	1,394	10%	4,438	5,060	14%
Net Credit Losses	541	610	657	625	509	457	450	451	(28)%	2,433	1,867	(23)%
Credit Reserve Build / (Release)	166	156	141	(1)	(136)	(241)	(300)	(149)	NM	462	(826)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	29	27	29	29	36	22	32	37	28%	114	127	11%
Provision for Loan Losses and for Benefits and Claims	736	793	827	653	409	238	182	339	(48)%	3,009	1,168	(61)%
Income (loss) from Continuing Operations before Taxes	230	67	17	156	525	614	793	567	NM	470	2,499	NM
Income Taxes (benefits)	11	(49)	(60)	43	136	123	235	120	NM	(55)	614	NM
Income (loss) from Continuing Operations	219	116	77	113	389	491	558	447	NM	525	1,885	NM
Net Income (loss) Attributable to Minority Interests	—	—	—	—	(5)	—	(3)	—	—	—	(8)	—
Net Income (Loss)	$219	$116	$77	$113	$394	$491	$561	$447	NM	$525	$1,893	NM
Average Assets (in billions of dollars)	$60	$66	$66	$70	$72	$74	$74	$75	7%	$66	$74	12%
Return on Assets	1.48%	0.70%	0.46%	0.64%	2.22%	2.66%	3.01%	2.36%		0.80%	2.56%

Net Credit Losses as a % of Average Loans	8.22%	8.68%	8.99%	8.18%	6.75%	5.84%	5.48%	5.22%

Revenue by Business
Retail Banking	$1,026	$1,112	$1,114	$1,183	$1,196	$1,236	$1,300	$1,343	14%	$4,435	$5,075	14%
Citi-Branded Cards	898	838	857	889	880	882	933	957	8%	3,482	3,652	5%
Total	$1,924	$1,950	$1,971	$2,072	$2,076	$2,118	$2,233	$2,300	11%	$7,917	$8,727	10%

Income (loss) from Continuing Operations by Business
Retail Banking	$230	$196	$154	$169	$256	$275	$277	$231	37%	$749	$1,039	39%
Citi-Branded Cards	(11)	(80)	(77)	(56)	133	216	281	216	NM	(224)	846	NM
Total	$219	$116	$77	$113	$389	$491	$558	$447	NM	$525	$1,885	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
LATIN AMERICA - PAGE 2

									4Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	2,104	2,105	2,090	2,122	2,145	2,151	2,161	2,190	3%
Accounts (in millions)	26.2	26.3	26.6	26.3	25.9	25.9	26.5	26.6	1%
Average Deposits	$34.1	$36.0	$35.8	$37.9	$39.6	$39.9	$40.6	$42.6	12%
Investment Sales	$11.5	$18.3	$15.0	$12.8	$14.5	$13.1	$10.6	$10.0	(22)%
Investment AUMs	$26.7	$32.8	$35.1	$34.8	$37.9	$39.1	$43.2	$45.0	29%
Average Loans	$15.3	$16.3	$16.9	$18.0	$18.5	$19.4	$20.3	$21.3	18%
EOP Loans:
Real Estate Lending	$2.5	$2.8	$2.8	$3.2	$3.6	$3.7	$3.9	$4.2	31%
Commercial Markets	8.5	7.6	8.0	9.1	9.8	10.5	11.1	11.8	30%
Personal and Other	4.4	6.1	6.9	5.9	6.0	5.4	5.8	5.6	(5)%
Total EOP Loans	$15.4	$16.5	$17.7	$18.2	$19.4	$19.6	$20.8	$21.6	19%

Net Interest Revenue (4)	$639	$700	$696	$729	$790	$794	$814	$855	17%
As a % of Avg. Loans (4)	16.94%	17.23%	16.34%	16.07%	17.32%	16.42%	15.91%	15.93%
Net Credit Losses	$112	$138	$114	$149	$91	$96	$128	$123	(17)%
As a % of Average Loans	2.97%	3.40%	2.68%	3.28%	1.99%	1.98%	2.50%	2.29%
Loans 90+ Days Past Due	$289	$323	$271	$311	$323	$308	$290	$224	(28)%
As a % of EOP Loans	1.88%	1.96%	1.53%	1.71%	1.66%	1.57%	1.39%	1.04%
Loans 30-89 Days Past Due	$315	$344	$341	$344	$391	$338	$404	$267	(22)%
As a % of EOP Loans	2.05%	2.08%	1.93%	1.89%	2.02%	1.72%	1.94%	1.24%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	12.9	12.5	12.3	12.2	12.1	12.2	12.4	12.5	2%
Purchase Sales	$5.9	$6.5	$7.2	$8.1	$7.3	$7.5	$8.2	$9.6	19%
Average Loans (2)	$11.4	$11.9	$12.1	$12.3	$12.1	$12.0	$12.3	$13.0	6%
EOP Loans (2)	$11.3	$12.1	$12.1	$12.4	$12.1	$12.0	$12.6	$13.4	8%
Average Yield (3)	25.90%	24.92%	24.26%	23.80%	24.58%	25.10%	26.00%	27.70%

Net Interest Revenue (4)	$636	$668	$670	$661	$668	677	$687	$724	10%
As a % of Avg. Loans (4)	22.63%	22.52%	21.97%	21.32%	22.39%	22.63%	22.16%	22.10%
Net Credit Losses	$429	$472	$543	$476	$418	361	$322	328	(31)%
As a % of Average Loans	15.26%	15.91%	17.80%	15.35%	14.01%	12.07%	10.39%	10.01%
Net Credit Margin (5)	$469	$366	$314	$413	$462	$521	$611	$629	52%
As a % of Avg. Loans (5)	16.68%	12.34%	10.30%	13.32%	15.48%	17.41%	19.71%	19.20%
Loans 90+ Days Past Due	$562	$707	$609	$565	$510	$481	$472	$446	(21)%
As a % of EOP Loans	4.97%	5.84%	5.03%	4.56%	4.21%	4.01%	3.75%	3.33%
Loans 30-89 Days Past Due	$689	$693	$604	$556	$475	$485	$442	$456	(18)%
As a % of EOP Loans	6.10%	5.73%	4.99%	4.48%	3.93%	4.04%	3.51%	3.40%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average Yield is gross interest revenue earned divided by average loans.
(4)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(5)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
ASIA - PAGE 1
(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,151	$1,199	$1,201	$1,271	$1,257	$1,295	$1,232	$1,304	3%	$4,822	$5,088	6%
Non-Interest Revenue	415	476	516	537	543	550	607	626	17%	1,944	2,326	20%
Total Revenues, Net of Interest Expense	1,566	1,675	1,717	1,808	1,800	1,845	1,839	1,930	7%	6,766	7,414	10%
Total Operating Expenses	796	845	882	999	907	949	1,025	1,120	12%	3,522	4,001	14%
Net Credit Losses	287	368	367	317	277	254	245	236	(26)%	1,339	1,012	(24)%
Credit Reserve Build / (Release)	195	156	94	78	(38)	(112)	(92)	(43)	NM	523	(285)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	482	524	461	395	239	142	153	193	(51)%	1,862	727	(61)%
Income (loss) from Continuing Operations before Taxes	288	306	374	414	654	754	661	617	49%	1,382	2,686	94%
Income Taxes (benefits)	40	27	(70)	(47)	78	180	156	100	NM	(50)	514	NM
Income (loss) from Continuing Operations	248	279	444	461	576	574	505	517	12%	1,432	2,172	52%
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$248	$279	$444	$461	$576	$574	$505	$517	12%	$1,432	$2,172	52%
Average Assets (in billions of dollars)	$86	$88	$96	$101	$105	$105	$109	$114	13%	$93	$108	16%
Return on Assets	1.17%	1.27%	1.83%	1.81%	2.22%	2.19%	1.84%	1.80%		1.54%	2.01%

Net Credit Losses as a % of Average Loans	1.89%	2.35%	2.21%	1.83%	1.57%	1.41%	1.29%	1.18%

Revenue by Business
Retail Banking	$1,010	$1,067	$1,076	$1,128	$1,116	$1,152	$1,147	$1,189	5%	$4,281	$4,604	8%
Citi-Branded Cards	556	608	641	680	684	693	692	741	9%	2,485	2,810	13%
Total	$1,566	$1,675	$1,717	$1,808	$1,800	$1,845	$1,839	$1,930	7%	$6,766	$7,414	10%

Income (loss) from Continuing Operations by Business
Retail Banking	$220	$273	$374	$351	$414	$375	$330	$342	(3)%	$1,218	$1,461	20%
Citi-Branded Cards	28	6	70	110	162	199	175	175	59%	214	711	NM
Total	$248	$279	$444	$461	$576	$574	$505	$517	12%	$1,432	$2,172	52%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
ASIA - PAGE 2

									4Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	704	694	693	698	704	704	707	711	2%
Accounts (in millions)	16.6	16.6	16.2	15.9	16.1	16.0	16.3	16.1	1%
Average Deposits	$83.1	$87.6	$91.3	$94.6	$95.7	$97.1	$101.0	$105.6	12%
Investment Sales	$3.4	$6.2	$7.4	$8.2	$8.9	$9.6	$10.1	$12.8	56%
Investment AUMs	$33.0	$38.1	$42.9	$44.8	$45.9	$44.8	$47.8	$50.2	12%
Average Loans	$46.1	$46.7	$49.1	$51.2	$53.8	$54.7	$57.0	$59.9	17%
EOP Loans:
Real Estate Lending	$21.6	$23.3	$24.9	$25.7	$27.9	$27.8	$30.2	$31.7	23%
Commercial Markets	12.8	11.9	12.7	12.7	13.5	14.7	14.8	15.4	21%
Personal and Other	11.7	12.2	12.8	13.0	13.4	12.5	13.8	14.1	8%
Total EOP Loans	$46.1	$47.4	$50.4	$51.4	$54.8	$55.0	$58.8	$61.2	19%

Net Interest Revenue (4)	$745	$764	$761	$813	$793	$822	$780	$798	(2)%
As a % of Avg. Loans (4)	6.55%	6.56%	6.15%	6.30%	5.98%	6.03%	5.43%	5.29%
Net Credit Losses	$110	$128	$119	$88	$78	$83	$81	$79	(10)%
As a % of Average Loans	0.97%	1.10%	0.96%	0.68%	0.59%	0.61%	0.56%	0.52%
Loans 90+ Days Past Due	$359	$355	$334	$259	$246	$207	$226	$225	(13)%
As a % of EOP Loans	0.78%	0.75%	0.66%	0.50%	0.45%	0.38%	0.38%	0.37%
Loans 30-89 Days Past Due	$640	$508	$462	$459	$476	$470	$476	$533	16%
As a % of EOP Loans	1.39%	1.07%	0.92%	0.89%	0.87%	0.85%	0.81%	0.87%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	15.9	15.5	15.1	15.1	14.8	14.9	15.0	15.1	—
Purchase Sales	$11.8	$12.8	$13.8	$15.2	$14.5	$15.0	$16.0	$18.0	18%
Average Loans (2)	$15.6	$16.2	$16.7	$17.5	$17.8	$17.6	$18.4	$19.5	11%
EOP Loans (2)	$15.4	$16.5	$17.0	$17.9	$17.5	$17.6	$19.0	$20.4	14%
Average Yield (3)	13.64%	13.55%	13.14%	13.15%	13.17%	13.20%	12.32%	12.65%

Net Interest Revenue (4)	$406	$435	$440	$458	$464	473	$452	$506	10%
As a % of Avg. Loans (4)	10.55%	10.77%	10.45%	10.38%	10.57%	10.78%	9.75%	10.29%
Net Credit Losses	$177	$240	$248	$229	$199	$171	$164	$157	(31)%
As a % of Average Loans	4.60%	5.94%	5.89%	5.19%	4.53%	3.90%	3.54%	3.19%
Net Credit Margin (5)	$379	$368	$393	$451	$485	$522	$528	$584	29%
As a % of Avg. Loans (5)	9.85%	9.11%	9.34%	10.22%	11.05%	11.90%	11.38%	11.88%
Loans 90+ Days Past Due	$319	$350	$315	$277	$264	$246	$242	$240	(13)%
As a % of EOP Loans	2.07%	2.12%	1.85%	1.55%	1.51%	1.40%	1.27%	1.18%
Loans 30-89 Days Past Due	$387	$381	$367	$353	$361	$324	$328	$340	(4)%
As a % of EOP Loans	2.51%	2.31%	2.16%	1.97%	2.06%	1.84%	1.73%	1.67%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average Yield is gross interest revenue earned divided by average loans.
(4)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(5)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP
INSTITUTIONAL CLIENTS GROUP
(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Commissions and Fees	$959	$1,019	$1,122	$1,094	$1,108	$1,086	$1,016	$1,056	(3)%	4,194	4,266	2%
Administration and Other Fiduciary Fees	708	712	702	728	721	615	672	739	2%	2,850	2,747	(4)%
Investment Banking	941	1,240	1,066	1,440	953	592	829	1,146	(20)%	4,687	3,520	(25)%
Principal Transactions	6,985	854	(442)	(1,771)	3,307	1,777	1,539	(1,056)	40%	5,626	5,567	(1)%
Other	312	725	389	87	398	419	286	339	NM	1,513	1,442	(5)%
Total Non-Interest Revenue	9,905	4,550	2,837	1,578	6,487	4,489	4,342	2,224	41%	18,870	17,542	(7)%
Net Interest Revenue (including Dividends)	4,669	4,634	4,511	4,214	3,953	3,968	3,786	3,869	(8)%	18,028	15,576	(14)%
Total Revenues, Net of Interest Expense	14,574	9,184	7,348	5,792	10,440	8,457	8,128	6,093	5%	36,898	33,118	(10)%
Total Operating Expenses	3,895	4,365	4,644	4,695	4,548	5,108	4,796	4,953	5%	17,599	19,405	10%
Net Credit Losses	77	169	292	207	102	43	289	134	(35)%	745	568	(24)%
Provision for Unfunded Lending Commitments	32	83	—	23	(7)	(22)	1	—	(100)%	138	(28)	NM
Credit Reserve Build / (Release)	312	612	166	(194)	(180)	(231)	(24)	(189)	3%	896	(624)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	421	864	458	36	(85)	(210)	266	(55)	NM	1,779	(84)	NM
Income from Continuing Operations before Taxes	10,258	3,955	2,246	1,061	5,977	3,559	3,066	1,195	13%	17,520	13,797	(21)%
Income Taxes (benefits)	3,218	1,143	460	(222)	1,830	940	734	40	NM	4,599	3,544	(23)%
Income from Continuing Operations	7,040	2,812	1,786	1,283	4,147	2,619	2,332	1,155	(10)%	12,921	10,253	(21)%
Net Income (loss) Attributable to Minority Interests	(3)	3	23	45	26	20	34	51	13%	68	131	93%
Net Income	$7,043	$2,809	$1,763	$1,238	$4,121	$2,599	$2,298	$1,104	(11)%	$12,853	$10,122	(21)%
Average Assets (in billions of dollars)	$829	$835	$848	$872	$925	$944	$941	$975	12%	$846	$946	12%
Return on Assets	3.45%	1.35%	0.82%	0.56%	1.81%	1.10%	0.97%	0.45%		1.52%	1.07%

Revenue by Region
North America	$5,605	$2,377	$1,944	$1,433	$4,192	$3,263	$2,823	$1,597	11%	$11,359	$11,875	5%
EMEA	5,066	3,418	3,047	1,907	3,348	2,610	2,568	1,672	(12)%	13,438	10,198	(24)%
Latin America	1,143	1,389	1,042	1,220	951	914	1,023	1,134	(7)%	4,794	4,022	(16)%
Asia	2,760	2,000	1,315	1,232	1,949	1,670	1,714	1,690	37%	7,307	7,023	(4)%
Total	$14,574	$9,184	$7,348	$5,792	$10,440	$8,457	$8,128	$6,093	5%	$36,898	$33,118	(10)%

Income from Continuing Operations by Region
North America	$2,635	$149	$159	$57	$1,583	$1,005	$587	$(94)	NM	$3,000	$3,081	3%
EMEA	2,497	1,096	858	262	1,338	673	810	235	(10)%	4,713	3,056	(35)%
Latin America	572	677	367	524	429	350	437	509	(3)%	2,140	1,725	(19)%
Asia	1,336	890	402	440	797	591	498	505	15%	3,068	2,391	(22)%
Total	$7,040	$2,812	$1,786	$1,283	$4,147	$2,619	$2,332	$1,155	(10)%	$12,921	$10,253	(21)%

Average Loans by Region (in billions)
North America	$57	$55	$49	$46	$64	68	66	66	43%
EMEA	48	48	43	41	36	37	38	40	(2)%
Latin America	21	21	22	22	22	21	22	23	5%
Asia	30	28	27	28	31	34	37	41	46%
Total	$156	$152	$141	$137	$153	$160	$163	$170	24%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
INSTITUTIONAL CLIENTS GROUP
SECURITIES AND BANKING
(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$3,263	$3,179	$3,118	$2,817	$2,565	$2,570	$2,353	$2,439	(13)%	$12,377	$9,927	(20)%
Non-Interest Revenue	8,937	3,522	1,773	500	5,438	3,385	3,240	1,094	NM	14,732	13,157	(11)%
Total Revenues, Net of Interest Expense	12,200	6,701	4,891	3,317	8,003	5,955	5,593	3,533	7%	27,109	23,084	(15)%
Total Operating Expenses	2,821	3,277	3,503	3,483	3,397	3,938	3,566	3,636	4%	13,084	14,537	11%
Net Credit Losses	74	172	294	202	101	42	288	132	(35)%	742	563	(24)%
Provision for Unfunded Lending Commitments	32	83	—	23	(7)	(22)	1	—	(100)%	138	(28)	NM
Credit Reserve Build / (Release)	314	604	171	(197)	(162)	(196)	(8)	(194)	2%	892	(560)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	420	859	465	28	(68)	(176)	281	(62)	NM	1,772	(25)	NM
Income (loss) from Continuing Operations before Taxes	8,959	2,565	923	(194)	4,674	2,193	1,746	(41)	79%	12,253	8,572	(30)%
Income Taxes (benefits)	2,823	727	76	(558)	1,468	508	339	(322)	42%	3,068	1,993	(35)%
Income from Continuing Operations	6,136	1,838	847	364	3,206	1,685	1,407	281	(23)%	9,185	6,579	(28)%
Net Income Attributable to Minority Interests	1	—	18	36	21	15	29	45	25%	55	110	100%
Net Income	$6,135	$1,838	$829	$328	$3,185	$1,670	$1,378	$236	(28)%	$9,130	$6,469	(29)%
Average Assets (in billions of dollars)	771	776	788	811	861	877	869	893	10%	786	875	11%
Return on Assets	3.23%	0.95%	0.42%	0.16%	1.50%	0.76%	0.63%	0.10%		1.16%	0.74%

Revenue Details:
Investment Banking:
Advisory	$227	$130	$186	$211	$198	$88	$237	$197	(7)%	$754	$720	(5)%
Equity Underwriting	143	279	258	705	224	157	152	404	(43)%	1,385	937	(32)%
Debt Underwriting	613	752	720	543	635	429	541	566	4%	2,628	2,171	(17)%
Total Investment Banking	983	1,161	1,164	1,459	1,057	674	930	1,167	(20)%	4,767	3,828	(20)%
Lending	(363)	(1,104)	(794)	(219)	243	522	(18)	185	NM	(2,480)	932	NM
Equity Markets	1,605	1,101	446	31	1,213	652	1,040	596	NM	3,183	3,501	10%
Fixed Income Markets	10,023	5,569	4,024	1,680	5,380	3,713	3,501	1,481	(12)%	21,296	14,075	(34)%
Private Bank	504	481	522	561	494	512	497	501	(11)%	2,068	2,004	(3)%
Other Securities and Banking	(552)	(507)	(471)	(195)	(384)	(118)	(357)	(397)	NM	(1,725)	(1,256)	27%
Total Securities and Banking Revenues	$12,200	$6,701	$4,891	$3,317	$8,003	$5,955	$5,593	$3,533	7%	$27,109	$23,084	(15)%

Credit Valuation Adjustment (CVA) {included in lines above}	2,646	(937)	(1,758)	(1,908)	285	255	99	(1,038)	46%	(1,957)	(399)	80%
Total Revenues Excluding CVA	$9,554	$7,638	$6,649	$5,225	$7,718	$5,700	$5,494	$4,571	(13)%	$29,066	$23,483	(19)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,406	$1,455	$1,393	$1,397	$1,388	$1,398	$1,433	$1,430	2%	$5,651	$5,649	—
Non-Interest Revenue	968	1,028	1,064	1,078	1,049	1,104	1,102	1,130	5%	4,138	4,385	6%
Total Revenues, Net of Interest Expense	2,374	2,483	2,457	2,475	2,437	2,502	2,535	2,560	3%	9,789	10,034	3%
Total Operating Expenses	1,074	1,088	1,141	1,212	1,151	1,170	1,230	1,317	9%	4,515	4,868	8%
Net Credit Losses	3	(3)	(2)	5	1	1	1	2	(60)%	3	5	67%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	(2)	8	(5)	3	(18)	(35)	(16)	5	67%	4	(64)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	1	5	(7)	8	(17)	(34)	(15)	7	(13)%	7	(59)	NM
Income (loss) from Continuing Operations before Taxes	1,299	1,390	1,323	1,255	1,303	1,366	1,320	1,236	(2)%	5,267	5,225	(1)%
Income Taxes	395	416	384	336	362	432	395	362	8%	1,531	1,551	1%
Income from Continuing Operations	904	974	939	919	941	934	925	874	(5)%	3,736	3,674	(2)%
Net Income Attributable to Minority Interests	(4)	3	5	9	5	5	5	6	(33)%	13	21	62%
Net Income	$908	$971	$934	$910	$936	$929	$920	$868	(5)%	$3,723	$3,653	(2)%
Average Assets (in billions of dollars)	$58	$59	$60	$61	$64	$67	$72	$82	34%	$60	$71	18%
Return on Assets	6.35%	6.60%	6.18%	5.92%	5.93%	5.56%	5.07%	4.20%		6.21%	5.15%

Revenue Details
Treasury and Trade Solutions	$1,750	$1,793	$1,794	$1,764	$1,781	$1,805	$1,846	$1,830	4%	7,101	7,262	2%
Securities and Fund Services	624	690	663	711	656	697	689	730	3%	2,688	2,772	3%
Total	$2,374	$2,483	$2,457	$2,475	$2,437	$2,502	$2,535	$2,560	3%	$9,789	$10,034	3%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$76	73	81	85	$72	74	81	78	(8)%
EMEA	97	100	104	110	106	106	111	116	5%
Latin America	17	18	20	24	26	25	26	29	21%
Asia	88	97	109	116	115	115	122	130	12%
Total	$278	$288	$314	$335	$319	$320	$340	$353	5%

EOP Assets Under Custody (in trillions of dollars)	$10.5	$11.4	$12.1	$12.1	$11.8	$11.3	$12.4	$12.6	4%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
North America
(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$3,143	$3,186	$3,081	$2,984	$4,554	$4,367	$4,022	$4,050	36%	$12,394	$16,993	37%
Non-Interest Revenue	4,965	1,373	880	323	3,439	2,589	2,541	1,103	NM	7,541	9,672	28%
Total Revenues, Net of Interest Expense (1)	8,108	4,559	3,961	3,307	7,993	6,956	6,563	5,153	56%	19,935	26,665	34%
Total Operating Expenses	3,050	3,462	3,295	3,386	3,454	3,534	3,352	3,565	5%	13,193	13,905	5%
Net Credit Losses	488	352	363	330	2,232	2,144	2,240	1,840	NM	1,533	8,456	NM
Credit Reserve Build / (Release)	290	238	132	2	(25)	(72)	215	(477)	NM	662	(359)	NM
Provision Unfunded Lending Commitments	32	83	—	5	(1)	(20)	(5)	1	(80)%	120	(25)	NM
Provision for Benefits & Claims	13	15	14	8	7	5	6	5	(38)%	50	23	(54)%
Provision for Credit Losses and for Benefits and Claims	823	688	509	345	2,213	2,057	2,456	1,369	NM	2,365	8,095	NM
Income from Continuing Operations before Taxes	4,235	409	157	(424)	2,326	1,365	755	219	NM	4,377	4,665	7%
Income Taxes	1,243	121	(208)	(509)	721	298	21	(63)	88%	647	977	51%
Income from Continuing Operations	2,992	288	365	85	1,605	1,067	734	282	NM	3,730	3,688	(1)%
Net Income Attributable to Minority Interests	(5)	(6)	16	24	5	1	14	33	38%	29	53	83%
Net Income	$2,997	$294	$349	$61	$1,600	$1,066	$720	$249	NM	$3,701	$3,635	(2)%
Average Assets (in billions of dollars)	$452	$432	$464	$447	$563	$561	$537	$550	23%	$449	$553	23%
Return on Assets	2.69%	0.27%	0.30%	0.05%	1.15%	0.76%	0.53%	0.18%		0.82%	0.66%

Revenue by Business
Retail Banking	$1,296	$1,376	$1,333	$1,232	$1,280	$1,323	$1,372	$1,350	10%	$5,237	$5,325	2%
Citi-Branded Cards	1,207	806	684	642	2,521	2,370	2,368	2,206	NM	3,339	9,465	NM
Regional Consumer Banking	2,503	2,182	2,017	1,874	3,801	3,693	3,740	3,556	90%	8,576	14,790	72%
Securities and Banking	5,016	1,721	1,301	795	3,553	2,627	2,203	1,009	27%	8,833	9,392	6%
Transaction Services	589	656	643	638	639	636	620	588	(8)%	2,526	2,483	(2)%
Total GAAP Revenues	8,108	4,559	3,961	3,307	7,993	6,956	6,563	5,153	56%	19,935	26,665	34%
Net Impact of Credit Card Securitization Activity (1)	1,484	1,644	1,800	1,744	—	—	—	—	NM	6,672	—	NM
Total Managed Revenues	$9,592	$6,203	$5,761	$5,051	$7,993	$6,956	$6,563	$5,153	2%	$26,607	$26,665	—

GAAP Net Credit Losses	$488	$352	$363	$330	$2,232	$2,144	$2,240	$1,840	NM	$1,533	$8,456	NM
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	—	—	NM	6,931	—	NM
Total Managed Net Credit Losses	$1,979	$2,189	$2,239	$2,057	$2,232	$2,144	$2,240	$1,840	(11)%	$8,464	$8,456	—

Income (loss) from Continuing Operations by Business
Retail Banking	$241	$242	$193	$129	$184	$225	$189	$173	34%	$805	$771	(4)%
Citi-Branded Cards	116	(103)	13	(101)	(162)	(163)	(42)	203	NM	(75)	(164)	NM
Regional Consumer Banking	357	139	206	28	22	62	147	376	NM	730	607	(17)%
Securities and Banking	2,497	(32)	7	(87)	1,424	839	456	(182)	NM	2,385	2,537	6%
Transaction Services	138	181	152	144	159	166	131	88	(39)%	615	544	(12)%
Total	$2,992	$288	$365	$85	$1,605	$1,067	$734	$282	NM	$3,730	$3,688	(1)%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITICORP
EMEA
(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,495	$1,427	$1,430	$1,332	$1,174	$1,203	$1,215	$1,210	(9)%	$5,684	$4,802	(16)%
Non-Interest Revenue	3,931	2,385	2,032	961	2,579	1,783	1,702	843	(12)%	9,309	6,907	(26)%
Total Revenues, Net of Interest Expense	5,426	3,812	3,462	2,293	3,753	2,986	2,917	2,053	(10)%	14,993	11,709	(22)%
Total Operating Expenses	1,495	1,576	1,863	1,751	1,760	2,059	1,806	1,834	5%	6,685	7,459	12%
Net Credit Losses	149	251	346	328	116	94	82	124	(62)%	1,074	416	(61)%
Credit Reserve Build / (Release)	107	655	87	(50)	(174)	(165)	(150)	(45)	10%	799	(534)	NM
Provision Unfunded Lending Commitments	—	—	—	19	(6)	(5)	6	(1)	NM	19	(6)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	256	906	433	297	(64)	(76)	(62)	78	(74)%	1,892	(124)	NM
Income from Continuing Operations before Taxes	3,675	1,330	1,166	245	2,057	1,003	1,173	141	(42)%	6,416	4,374	(32)%
Income Taxes	1,211	344	331	26	692	280	341	(98)	NM	1,912	1,215	(36)%
Income from Continuing Operations	2,464	986	835	219	1,365	723	832	239	—	4,504	3,159	(30)%
Net Income Attributable to Minority Interests	1	8	8	20	20	17	17	17	(15)%	37	71	92%
Net Income	$2,463	$978	$827	$199	$1,345	$706	$815	$222	12%	$4,467	$3,088	(31)%
Average Assets (in billions of dollars)	$227	$241	$223	$242	$225	$228	$238	$247	2%	$233	$235	1%
Return on Assets	4.40%	1.63%	1.47%	0.33%	2.42%	1.24%	1.36%	0.36%		1.92%	1.31%

Revenue by Business
Retail Banking	$205	$234	$237	$213	$222	$205	$186	$217	2%	$889	$830	(7)%
Citi-Branded Cards	155	160	178	173	183	171	163	164	(5)%	666	681	2%
Regional Consumer Banking	360	394	415	386	405	376	349	381	(1)%	$1,555	$1,511	(3)%
Securities and Banking	4,222	2,558	2,202	1,067	2,515	1,762	1,733	832	(22)%	10,049	6,842	(32)%
Transaction Services	844	860	845	840	833	848	835	840	—	3,389	3,356	(1)%
Total	$5,426	$3,812	$3,462	$2,293	$3,753	$2,986	$2,917	$2,053	(10)%	$14,993	$11,709	(22)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(41)	$(76)	$(23)	$(39)	$(6)	$9	$(18)	$(25)	36%	$(179)	$(40)	78%
Citi-Branded Cards	8	(34)	—	(4)	33	41	40	29	NM	(30)	143	NM
Regional Consumer Banking	(33)	(110)	(23)	(43)	27	50	22	4	NM	$(209)	$103	NM
Securities and Banking	2,171	746	550	(41)	1,032	355	505	(60)	(46)%	3,426	1,832	(47)%
Transaction Services	326	350	308	303	306	318	305	295	(3)%	1,287	1,224	(5)%
Total	$2,464	$986	$835	$219	$1,365	$723	$832	$239	9%	$4,504	$3,159	(30)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
LATIN AMERICA
(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,871	$2,069	$2,133	$2,118	$2,189	$2,176	$2,248	$2,395	13%	$8,191	$9,008	10%
Non-Interest Revenue	1,196	1,270	880	1,174	838	856	1,008	1,039	(11)%	4,520	3,741	(17)%
Total Revenues, Net of Interest Expense	3,067	3,339	3,013	3,292	3,027	3,032	3,256	3,434	4%	12,711	12,749	—
Total Operating Expenses	1,271	1,421	1,475	1,670	1,479	1,652	1,671	1,818	9%	5,837	6,620	13%
Net Credit Losses	468	611	651	631	511	471	452	463	(27)%	2,361	1,897	(20)%
Credit Reserve Build / (Release)	273	196	210	(20)	(153)	(256)	(353)	(157)	NM	659	(919)	NM
Provision Unfunded Lending Commitments	—	—	—	(2)	—	—	—	—	100%	(2)	—	100%
Provision for Benefits & Claims	29	27	29	29	36	22	32	37	28%	114	127	11%
Provision for Credit Losses and for Benefits and Claims	770	834	890	638	394	237	131	343	(46)%	3,132	1,105	(65)%
Income from Continuing Operations before Taxes	1,026	1,084	648	984	1,154	1,143	1,454	1,273	29%	3,742	5,024	34%
Income Taxes	235	291	204	347	336	302	459	317	(9)%	1,077	1,414	31%
Income from Continuing Operations	791	793	444	637	818	841	995	956	50%	2,665	3,610	35%
Net Income Attributable to Minority Interests	—	—	—	(1)	(5)	1	(2)	—	100%	(1)	(6)	NM
Net Income	$791	$793	$444	$638	$823	$840	$997	$956	50%	$2,666	$3,616	36%
Average Assets (in billions of dollars)	$127	$140	$141	$144	$146	$150	$151	$159	10%	$138	$152	10%
Return on Assets	2.53%	2.27%	1.25%	1.76%	2.29%	2.25%	2.62%	2.39%		1.93%	2.38%

Revenue by Business
Retail Banking	$1,026	$1,112	$1,114	$1,183	$1,196	$1,236	$1,300	$1,343	14%	$4,435	$5,075	14%
Citi-Branded Cards	898	838	857	889	880	882	933	957	8%	3,482	3,652	5%
Regional Consumer Banking	1,924	1,950	1,971	2,072	2,076	2,118	2,233	2,300	11%	$7,917	$8,727	10%
Securities and Banking	800	1,049	705	867	607	558	639	728	(16)%	3,421	2,532	(26)%
Transaction Services	343	340	337	353	344	356	384	406	15%	1,373	1,490	9%
Total	$3,067	$3,339	$3,013	$3,292	$3,027	$3,032	$3,256	$3,434	4%	$12,711	$12,749	—

Income (loss) from Continuing Operations by Business
Retail Banking	$230	$196	$154	$169	$256	$275	$277	$231	37%	$749	$1,039	39%
Citi-Branded Cards	(11)	(80)	(77)	(56)	133	216	281	216	NM	(224)	846	NM
Regional Consumer Banking	219	116	77	113	389	491	558	447	NM	$525	$1,885	NM
Securities and Banking	412	527	219	378	272	197	266	337	(11)%	1,536	1,072	(30)%
Transaction Services	160	150	148	146	157	153	171	172	18%	604	653	8%
Total	$791	$793	$444	$637	$818	$841	$995	$956	50%	$2,665	$3,610	35%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
ASIA
(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$2,002	$2,092	$2,083	$1,986	$1,953	$1,996	$1,990	$2,078	5%	$8,163	$8,017	(2)%
Non-Interest Revenue	2,324	1,583	949	1,054	1,796	1,519	1,563	1,542	46%	5,910	6,420	9%
Total Revenues, Net of Interest Expense	4,326	3,675	3,032	3,040	3,749	3,515	3,553	3,620	19%	14,073	14,437	3%
Total Operating Expenses	1,583	1,609	1,789	1,944	1,792	1,845	2,054	2,184	12%	6,925	7,875	14%
Net Credit Losses	146	361	374	306	283	256	246	235	(23)%	1,187	1,020	(14)%
Credit Reserve Build / (Release)	328	142	93	32	(8)	(146)	(139)	(62)	NM	595	(355)	NM
Provision Unfunded Lending Commitments	—	—	—	1	—	(1)	—	—	(100)%	1	(1)	NM
Provision for Benefits & Claims	—	—	—	—	1	—	—	—	—	—	1	—

Provision for Credit Losses and for Benefits and Claims	474	503	467	339	276	109	107	173	(49)%	1,783	665	(63)%
Income from Continuing Operations before Taxes	2,269	1,563	776	757	1,681	1,561	1,392	1,263	67%	5,365	5,897	10%
Income Taxes (benefits)	685	394	(70)	(144)	308	396	389	241	NM	865	1,334	54%
Income from Continuing Operations	1,584	1,169	846	901	1,373	1,165	1,003	1,022	13%	4,500	4,563	1%
Net Income Attributable to Minority Interests	1	1	1	—	1	1	1	1	—	3	4	33%
Net Income	$1,583	$1,168	$845	$901	$1,372	$1,164	$1,002	$1,021	13%	$4,497	$4,559	1%
Average Assets (in billions of dollars)	$252	$261	$268	$292	$299	$311	$326	$338	16%	$268	$319	19%
Return on Assets	2.55%	1.79%	1.25%	1.22%	1.86%	1.50%	1.22%	1.20%		1.68%	1.43%

Revenue by Business
Retail Banking	$1,010	$1,067	$1,076	$1,128	$1,116	$1,152	$1,147	$1,189	5%	$4,281	$4,604	8%
Citi-Branded Cards	556	608	641	680	684	693	692	741	9%	2,485	2,810	13%
Regional Consumer Banking	1,566	1,675	1,717	1,808	1,800	1,845	1,839	1,930	7%	$6,766	$7,414	10%
Securities and Banking	2,162	1,373	683	588	1,328	1,008	1,018	964	64%	4,806	4,318	(10)%
Transaction Services	598	627	632	644	621	662	696	726	13%	2,501	2,705	8%
Total	$4,326	$3,675	$3,032	$3,040	$3,749	$3,515	$3,553	$3,620	19%	$14,073	$14,437	3%

Income (loss) from Continuing Operations by Business
Retail Banking	$220	$273	$374	$351	$414	$375	$330	$342	(3)%	$1,218	$1,461	20%
Citi-Branded Cards	28	6	70	110	162	199	175	175	59%	214	711	NM
Regional Consumer Banking	248	279	444	461	576	574	505	517	12%	$1,432	$2,172	52%
Securities and Banking	1,056	597	71	114	478	294	180	186	63%	1,838	1,138	(38)%
Transaction Services	280	293	331	326	319	297	318	319	(2)%	1,230	1,253	2%
Total	$1,584	$1,169	$846	$901	$1,373	$1,165	$1,003	$1,022	13%	$4,500	$4,563	1%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
STATEMENT OF INCOME AND BALANCE SHEET DATA
(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)
Revenues
Net interest revenue	$5,057	$4,162	$3,732	$3,188	$4,375	$3,971	$3,519	$2,908	(9)%	16,139	14,773	(8)%
Non-interest revenue	(1,963)	11,163	2,518	1,271	2,175	948	334	1,057	(17)%	12,989	4,514	(65)%
Total revenues, net of interest expense	3,094	15,325	6,250	4,459	6,550	4,919	3,853	3,965	(11)%	29,128	19,287	(34)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	6,027	6,781	6,234	5,543	5,241	4,998	4,640	4,191	(24)%	24,585	19,070	(22)%
Credit Reserve Build / (Release)	1,637	2,645	281	742	340	(800)	(1,567)	(1,473)	NM	5,305	(3,500)	NM
Provision for loan losses	7,664	9,426	6,515	6,285	5,581	4,198	3,073	2,718	(57)%	29,890	15,570	(48)%
Provision for Benefits & Claims	290	267	280	257	243	185	189	196	(24)%	1,094	813	(26)%
Provision for unfunded lending commitments	28	52	—	26	(26)	(45)	26	(37)	NM	106	(82)	NM
Total provisions for credit losses and for benefits and claims	7,982	9,745	6,795	6,568	5,798	4,338	3,288	2,877	(56)%	31,090	16,301	(48)%

Total operating expenses	4,185	3,609	2,962	3,008	2,574	2,424	2,209	2,356	(22)%	13,764	9,563	(31)%

Income (Loss) from Continuing Operations before Income Taxes	(9,073)	1,971	(3,507)	(5,117)	(1,822)	(1,843)	(1,644)	(1,268)	75%	(15,726)	(6,577)	58%
Provision (benefits) for income taxes	(3,588)	789	(1,513)	(2,566)	(946)	(646)	(590)	(372)	86%	(6,878)	(2,554)	63%

Income (Loss) from Continuing Operations	(5,485)	1,182	(1,994)	(2,551)	(876)	(1,197)	(1,054)	(896)	65%	(8,848)	(4,023)	55%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(11)	(37)	49	28	11	8	80	108	NM	29	207	NM
Citi Holding’s Net Income (Loss)	$(5,474)	$1,219	$(2,043)	$(2,579)	$(887)	$(1,205)	$(1,134)	$(1,004)	61%	$(8,877)	$(4,230)	52%

Balance Sheet Data (in billions):

Total EOP Assets	$599	$582	$556	$487	$503	$465	$421	$359	(26)%

Total EOP Deposits	$85	$84	$87	$89	$86	$82	$82	$79	(11)%

Total GAAP Revenues	$3,094	$15,325	$6,250	$4,459	$6,550	$4,919	$3,853	$3,965	(11)%	$29,128	$19,287	(34)%
Net Impact of Credit Card Securitization Activity (1)	968	1,482	952	733	—	—	—	—	NM	4,135	—	NM
Total Managed Revenues	$4,062	$16,807	$7,202	$5,192	$6,550	$4,919	$3,853	$3,965	(24)%	$33,263	$19,287	(42)%

GAAP Net Credit Losses	$6,027	$6,781	$6,234	$5,543	$5,241	$4,998	$4,640	$4,191	(24)%	$24,585	$19,070	(22)%
Impact of Credit Card Securitization Activity (1)	1,057	1,278	1,137	1,118	—	—	—	—	NM	4,590	—	NM
Total Managed Net Credit Losses	$7,084	$8,059	$7,371	$6,661	$5,241	$4,998	$4,640	$4,191	(37)%	$29,175	$19,070	(35)%

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
BROKERAGE AND ASSET MANAGEMENT
(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$364	$162	$(82)	$(54)	$(65)	$(71)	$(87)	$(54)	0%	$390	$(277)	NM
Non-Interest Revenue	1,243	12,058	607	325	405	212	79	190	(42)%	14,233	886	(94)%
Total Revenues, Net of Interest Expense	1,607	12,220	525	271	340	141	(8)	136	(50)%	14,623	609	(96)%
Total Operating Expenses	1,499	1,044	307	291	265	258	221	207	(29)%	3,141	951	(70)%
Net Credit Losses	—	—	1	—	11	1	2	3	—	1	17	NM
Credit Reserve Build / (Release)	43	3	(11)	1	(7)	(3)	(4)	(4)	NM	36	(18)	NM
Provision for Benefits & Claims	11	8	8	13	9	9	9	11	(15)%	40	38	(5)%
Provision for Unfunded Lending Commitments	—	—	—	(5)	—	(6)	—	—	100%	(5)	(6)	(20)%
Provision for Loan Losses and for Benefits and Claims	54	11	(2)	9	13	1	7	10	11%	72	31	(57)%
Income (loss) from Continuing Operations before Taxes	54	11,165	220	(29)	62	(118)	(236)	(81)	NM	11,410	(373)	NM
Income Taxes (benefits)	20	4,390	130	(67)	(19)	(30)	(89)	(32)	52%	4,473	(170)	NM
Income (loss) from Continuing Operations	34	6,775	90	38	81	(88)	(147)	(49)	NM	6,937	(203)	NM
Net Income (loss) Attributable to Minority Interests	(17)	6	16	7	(5)	7	6	3	(57)%	12	11	(8)%
Net Income (Loss)	$51	$6,769	$74	$31	$86	$(95)	$(153)	$(52)	NM	$6,925	$(214)	NM
EOP Assets (in billions of dollars)	$47	$51	$54	$30	$31	$30	$28	$27	(10)%

EOP Assets Reflecting the Sale of Nikko Cordial Securities (in billions of dollars)	$28	$32	$32	$30	$31	$30	$28	$27	(10)%

EOP Deposits (in billions of dollars)	$59	$56	$60	$60	$59	$57	$57	$58	(3)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
LOCAL CONSUMER LENDING

(In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$3,704	$3,185	$3,272	$2,834	$4,020	$3,688	$3,383	$2,740	(3)%	$12,995	$13,831	6%
Non-Interest Revenue	2,317	296	1,090	1,067	650	518	164	663	(38)%	4,770	1,995	(58)%
Total Revenues, Net of Interest Expense (1)	6,021	3,481	4,362	3,901	4,670	4,206	3,547	3,403	(13)%	17,765	15,826	(11)%
Total Operating Expenses	2,470	2,376	2,442	2,511	2,178	2,046	1,872	1,968	(22)%	9,799	8,064	(18)%
Net Credit Losses	4,517	5,144	4,912	4,612	4,938	4,535	3,949	3,618	(22)%	19,185	17,040	(11)%
Credit Reserve Build / (Release)	1,562	2,784	577	876	386	(421)	(953)	(783)	NM	5,799	(1,771)	NM
Provision for Benefits & Claims	279	259	272	244	234	176	180	185	(24)%	1,054	775	(26)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	6,358	8,187	5,761	5,732	5,558	4,290	3,176	3,020	(47)%	26,038	16,044	(38)%
Income (loss) from Continuing Operations before Taxes	(2,807)	(7,082)	(3,841)	(4,342)	(3,066)	(2,130)	(1,501)	(1,585)	63%	(18,072)	(8,282)	54%
Income Taxes (benefits)	(1,236)	(2,735)	(1,699)	(1,986)	(1,228)	(900)	(674)	(487)	75%	(7,656)	(3,289)	57%
Income (loss) from Continuing Operations	(1,571)	(4,347)	(2,142)	(2,356)	(1,838)	(1,230)	(827)	(1,098)	53%	(10,416)	(4,993)	52%
Net Income (loss) Attributable to Minority Interests	6	5	13	9	—	7	—	1	(89)%	33	8	(76)%
Net Income (Loss)	$(1,577)	$(4,352)	$(2,155)	$(2,365)	$(1,838)	$(1,237)	$(827)	$(1,099)	54%	$(10,449)	$(5,001)	52%
Average Assets (in billions of dollars)	$368	$358	$345	$333	$355	$333	$317	$291	(13)%	$351	$324	(8)%
EOP Assets (in billions of dollars)	$359	$351	$339	$321	$346	$323	$298	$252	(21)%	$321	$252

Net Credit Losses as a % of Average Loans	5.74%	6.74%	6.59%	6.47%	6.30%	6.03%	6.31%	6.21%

Revenue by Business
International	$2,024	$689	$852	$424	$335	$444	$500	$231	(46)%	$3,989	$1,510	(62)%
Retail Partner Cards	1,527	789	1,441	1,682	2,206	2,113	2,060	1,787	6%	5,439	8,166	50%
North America (ex Cards)	2,470	2,003	2,069	1,795	2,129	1,649	987	1,385	(23)%	8,337	6,150	(26)%
Total GAAP Revenues	6,021	3,481	4,362	3,901	4,670	4,206	3,547	3,403	(13)%	17,765	15,826	(11)%
Net Impact of Credit Cards Securitization Activity (2)	968	1,482	952	733	—	—	—	—	NM	4,135	—	NM
Total Managed Revenues	$6,989	$4,963	$5,314	$4,634	$4,670	$4,206	$3,547	$3,403	(27)%	$21,900	$15,826	(28)%

Net Credit Losses by Business
International	$818	$962	$957	$784	$612	$495	$444	$376	(52)%	$3,521	$1,927	(45)%
Retail Partner Cards	901	872	867	845	1,932	1,775	1,505	1,352	60%	3,485	6,564	88%
North America (ex Cards)	2,798	3,310	3,088	2,983	2,394	2,265	2,000	1,890	(37)%	12,179	8,549	(30)%
Total GAAP NCLs	4,517	5,144	4,912	4,612	4,938	4,535	3,949	3,618	(22)%	19,185	17,040	(11)%
Impact of Credit Cards Securitization Activity (2)	1,057	1,278	1,137	1,118	—	—	—	—	NM	4,590	—	NM
Total Managed Net Credit Losses	$5,574	$6,422	$6,049	$5,730	$4,938	$4,535	$3,949	$3,618	(37)%	$23,775	$17,040	(28)%

(1)          For Retail Partner Cards, the first quarter of 2009 and the fourth quarter of 2009 include releases of approximately $213 million and $275 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except branches)

									4Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)

International Key Indicators

Branches	799	744	606	540	539	537	537	506	(6)%

Average Loans (in billions of dollars) (2)	$39.3	$39.7	$38.8	$35.6	$30.0	$26.1	$25.0	$23.6	(34)%
									—
EOP Loans (2):
Real Estate Lending	$9.2	$9.8	$9.5	$9.2	$7.8	$7.0	$7.0	$6.6	(28)%
Cards	10.8	11.5	9.6	8.3	7.0	6.2	6.5	6.2	(25)%
Commercial Markets	1.1	1.2	1.2	1.1	1.1	0.9	1.0	0.9	(18)%
Personal and Other	17.3	17.0	16.2	13.7	11.8	10.5	10.2	8.2	(40)%
EOP Loans (in billions of dollars)	$38.4	$39.5	$36.5	$32.3	$27.7	$24.6	$24.7	$21.9	(32)%
Net Interest Revenue	$830	$689	$791	$521	$465	$390	$396	$144	(72)%
As a % of Average Loans	8.57%	6.96%	8.09%	5.81%	6.29%	5.99%	6.28%	2.42%
Net Credit Losses	$818	$962	$957	$784	$612	$495	$444	$376	(52)%
As a % of Average Loans	8.44%	9.72%	9.79%	8.74%	8.27%	7.61%	7.05%	6.32%
Loans 90+ Days Past Due	$1,380	$1,551	$1,465	$1,362	$953	$724	$713	$657	(52)%
As a % of EOP Loans	3.59%	3.93%	4.01%	4.22%	3.44%	2.94%	2.89%	3.00%
Loans 30-89 Days Past Due	$1,964	$1,845	$1,733	$1,482	$1,059	$939	$978	$848	(43)%
As a % of EOP Loans	5.11%	4.67%	4.75%	4.59%	3.82%	3.82%	3.96%	3.87%

North America Key Indicators - Retail Partner Cards (1)

EOP Open Accounts (in millions)	107.6	105.7	100.5	99.8	95.1	92.4	90.8	89.1	(11)%
Purchase Sales (in billions of dollars)	$23.4	$26.7	$25.8	$26.9	$18.7	$21.4	$20.1	$21.9	(19)%

Average Managed Loans (in billions of dollars) (2)
Off-Balance Sheet	$36.3	$38.5	$37.3	$36.3	$—	$—	$—	$—	(100)%
Held for Sale	—	—	—	—	—	—	—	—	—
On Balance Sheet	30.0	25.0	25.0	24.5	57.1	53.1	48.8	45.8	87%
Total	$66.3	$63.5	$62.3	$60.8	$57.1	$53.1	$48.8	$45.8	(25)%

EOP Managed Loans (in billions of dollars) (2)	$64.0	$63.3	$61.1	$60.6	$54.5	$50.2	$46.0	$46.4	(23)%

Managed Average Yield (3)	16.85%	17.81%	17.80%	17.87%	18.27%	18.31%	18.53%	17.69%
Managed Net Interest Revenue (4)	$2,277	$2,271	$2,337	$2,234	$2,044	$1,989	$1,878	$1,664	(26)%
As a % of Avg. Managed Loans	13.93%	14.34%	14.88%	14.58%	14.52%	15.02%	15.27%	14.41%
Managed Net Credit Losses	$1,958	$2,150	$2,004	$1,963	$1,932	$1,775	$1,505	$1,352	(31)%
As a % of Avg. Managed Loans	11.98%	13.58%	12.76%	12.81%	13.72%	13.41%	12.24%	11.71%
Managed Net Credit Margin (5)	$507	$90	$362	$427	$254	$318	$536	$416	(3)%
As a % of Avg. Managed Loans	3.10%	0.57%	2.31%	2.79%	1.80%	2.40%	4.36%	3.60%
Managed Loans 90+ Days Past Due	$2,791	$2,590	$2,587	$2,681	$2,385	$2,004	$1,749	$1,610	(40)%
As a % of EOP Managed Loans	4.36%	4.09%	4.23%	4.42%	4.38%	3.99%	3.80%	3.47%
Managed Loans 30-89 Days Past Due	$2,826	$2,749	$2,911	$2,674	$2,374	$2,150	$1,972	$1,751	(35)%
As a % of EOP Managed Loans	4.42%	4.34%	4.76%	4.41%	4.36%	4.28%	4.29%	3.77%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(4)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(5)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 (In millions of dollars, except branches)

									4Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)

North America Key Indicators (ex Cards) (1)

Branches	2,341	2,332	2,300	2,261	2,250	2,218	1,841	1,837	(19)%

Average Loans (in billions of dollars)	$249.8	$241.2	$231.7	$222.9	$230.9	$222.5	$174.6	$161.6	(28)%

EOP Loans (in billions of dollars)	$245.8	$236.2	$227.4	$218.5	$226.7	$211.5	$167.1	$156.6	(28)%
Net Interest Revenue	$1,990	$1,685	$1,577	$1,500	1,511	1,309	1,109	932	(38)%
As a % of Average Loans	3.23%	2.80%	2.70%	2.67%	2.65%	2.36%	2.52%	2.29%
Net Credit Losses	$2,798	$3,310	$3,088	$2,983	$2,394	$2,265	$2,000	$1,890	(37)%
As a % of Average Loans	4.54%	5.50%	5.29%	5.31%	4.20%	4.08%	4.54%	4.64%
Loans 90+ Days Past Due (2) (3)	$11,307	$11,728	$14,071	$14,414	$13,470	$11,643	$9,362	$7,958	(45)%
As a % of EOP Loans	4.74%	5.16%	6.42%	6.89%	6.27%	5.84%	6.03%	5.43%
Loans 30-89 Days Past Due (2) (3)	$9,340	$9,777	$10,204	$9,949	$8,803	$8,112	$7,458	$6,863	(31)%
As a % of EOP Loans	3.91%	4.30%	4.66%	4.76%	4.10%	4.07%	4.81%	4.68%

KEY INDICATORS:

Residential Real Estate Lending
Average Loans (in billions of dollars)	$172.6	$166.2	$158.9	$152.7	$149.3	$144.0	$135.9	$128.2	(16)%
EOP Loans (in billions of dollars)	$169.7	$162.2	$155.7	$149.5	$146.6	$138.5	$131.5	$124.6	(17)%
Third Party Mortgage Serv Portfolio (EOP, in billions)	$435.0	$404.4	$385.0	$364.6	$341.4	$327.6	$307.7	$259.9	(29)%
Net Servicing & Gain/(Loss) on Sale	$(12.4)	$(183.9)	$(122.4)	$(150.2)	$69.6	$180.7	$80.8	$172.2	NM
Net Interest Revenue on Loans	$753	$556	$500	$487	$547	$428	$408	$380	(22)%
As a % of Avg. Loans	1.77%	1.34%	1.25%	1.27%	1.49%	1.19%	1.19%	1.18%
Net Credit Losses	$1,937	$2,436	$2,225	$2,062	$1,670	$1,521	$1,359	$1,243	(40)%
As a % of Avg. Loans	4.55%	5.88%	5.56%	5.36%	4.54%	4.24%	3.97%	3.85%
Loans 90+ Days Past Due (2) (3)	$9,437	$9,835	$12,035	$12,358	$10,893	$9,257	$8,181	$6,804	(45)%
As a % of EOP Loans	5.80%	6.41%	8.16%	8.82%	8.09%	7.32%	6.84%	5.94%
Loans 30-89 Days Past Due (2) (3)	$7,239	$7,561	$7,816	$7,453	$6,272	$5,725	$5,713	$5,323	(29)%
As a % of EOP Loans	4.45%	4.93%	5.30%	5.32%	4.66%	4.53%	4.78%	4.65%

(1)

The third quarter of 2010 reflects the sale of The Student Loan Corporation. This sale is reported as discontinued operations for the third and fourth quarters of 2010 only. Prior periods were not reclassified due to the immateriality of the impact in those periods.

(2)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period are: $3.6 billion ($7.1 billion), $4.3 billion ($8.7 billion), $4.9 billion ($8.3 billion), $5.4 billion ($9.0 billion), $5.2 billion ($9.0 billion), $5.0 billion ($9.4 billion), $5.0 billion ($9.5 billion) and $5.2 billion ($8.4 billion) as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period are: $0.6 billion ($7.1 billion), $0.7 billion ($8.7 billion), $0.8 billion ($8.3 billion) $1.0 billion ($9.0 billion), $1.2 billion ($9.0 billion), $1.6 billion ($9.4 billion), $1.7 billion ($9.5 billion) and $1.6 billion ($8.4 billion) as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively.

(3)

The March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $ 2.6 billion, $2.4 billion and $1.7 billion, respectively, of Loans that are carried at fair value.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 4 North America (In millions of dollars)

									4Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)

KEY INDICATORS:

Personal Loans
Average Loans (in billions of dollars)	$19.0	$18.3	$17.8	$16.9	$16.1	$15.1	$14.4	$14.1	(17)%
EOP Loans (in billions of dollars)	$18.4	$18.0	$17.4	$16.5	$15.6	$14.7	$14.3	$13.9	(16)%
Net Interest Revenue on Loans	$733	$689	$685	$649	$625	$584	$566	$563	(13)%
As a % of Avg. Loans	15.65%	15.10%	15.27%	15.24%	15.74%	15.51%	15.59%	15.84%
Net Credit Losses	$536	$567	$510	$514	$412	$453	$385	$376	(27)%
As a % of Avg. Loans	11.44%	12.43%	11.37%	12.07%	10.38%	12.03%	10.61%	10.58%
Loans 90+ Days Past Due	$668	$605	$628	$554	$565	$480	$537	$603	9%
As a % of EOP Loans	3.63%	3.36%	3.61%	3.36%	3.62%	3.27%	3.76%	4.34%
Loans 30-89 Days Past Due	$453	$468	$476	$437	$364	$389	$461	$386	(12)%
As a % of EOP Loans	2.46%	2.60%	2.74%	2.65%	2.33%	2.65%	3.22%	2.78%

Commercial Real Estate
Average Loans (in billions of dollars)	$11.4	$11.2	$11.0	$10.7	$10.5	$10.1	$7.7	$4.5	(58)%
EOP Loans (in billions of dollars)	$11.3	$11.1	$10.8	$10.6	$10.3	$9.9	$5.4	$3.4	(68)%
Net Interest Revenue on Loans	$44	$30	$33	$34	$33	$33	$19	$8	(76)%
As a % of Avg. Loans	1.57%	1.07%	1.19%	1.26%	1.27%	1.31%	0.98%	0.71%
Net Credit Losses	$6	$39	$67	$94	$64	$93	$61	$39	(59)%
As a % of Avg. Loans	0.21%	1.40%	2.42%	3.49%	2.47%	3.69%	3.14%	3.44%
Loans 90+ Days Past Due (1)	$117	$174	$257	$355	$306	$258	$77	$73	(79)%
As a % of EOP Loans	1.04%	1.57%	2.38%	3.35%	2.97%	2.61%	1.43%	2.15%
Loans 30-89 Days Past Due (1)	$142	$153	$194	$146	$136	$155	$112	$85	(42)%
As a % of EOP Loans	1.26%	1.38%	1.80%	1.38%	1.32%	1.57%	2.07%	2.50%

Student Loans, Auto and Other (2)
Average Loans (in billions of dollars)	$46.8	$45.5	$44.0	$42.6	$55.0	$53.3	$16.6	$14.8	(65)%
EOP Loans (in billions of dollars)	$46.4	$44.9	$43.5	$41.9	$54.2	$48.4	$15.9	$14.7	(65)%
Net Interest Revenue on Loans	$460	$410	$359	$330	$306	$264	$116	$(19)	NM
As a % of Avg. Loans	3.99%	3.61%	3.24%	3.07%	2.26%	1.99%	2.77%	(0.51)%
Net Credit Losses	$319	$268	$286	$313	$248	$198	$195	$232	(26)%
As a % of Avg. Loans	2.76%	2.36%	2.58%	2.92%	1.83%	1.49%	4.66%	6.22%
Loans 90+ Days Past Due (3)	$1,085	$1,114	$1,151	$1,147	$1,706	$1,648	$567	$478	(58)%
As a % of EOP Loans	2.34%	2.48%	2.65%	2.74%	3.15%	3.40%	3.57%	3.25%
Loans 30-89 Days Past Due (3)	$1,506	$1,595	$1,718	$1,913	$2,031	$1,843	$1,172	$1,069	(44)%
As a % of EOP Loans	3.25%	3.55%	3.95%	4.57%	3.75%	3.81%	7.37%	7.27%

(1)

The third quarter of 2010 excludes approximately $153 million (90+ Days Past Due) and $16 million (30-89 Days Past Due) related to loan sales or transfers from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet.

(2)

The third quarter of 2010 reflects the sale of The Student Loan Corporation. This sale is reported as discontinued operations for the third and fourth quarters of 2010 only. Prior periods were not reclassified due to the immateriality of the impact in those periods.

(3)

The second quarter of 2010 excludes an estimated $27 million (90+ Days Past Due) and $145 million (30-89 Days Past Due) related to the transfer from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet related to the announced sale of a portfolio, which closed in the third quarter of 2010.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$989	$815	$542	$408	$420	$354	$223	$222	(46)%	$2,754	$1,219	(56)%
Non-Interest Revenue	(5,523)	(1,191)	821	(121)	1,120	218	91	204	NM	(6,014)	1,633	NM
Total Revenues, Net of Interest Expense	(4,534)	(376)	1,363	287	1,540	572	314	426	48%	(3,260)	2,852	NM
Total Operating Expenses	216	189	213	206	131	120	116	181	(12)%	824	548	(33)%
Net Credit Losses	1,510	1,637	1,321	931	292	462	689	570	(39)%	5,399	2,013	(63)%
Credit Reserve Build / (Release)	32	(142)	(285)	(135)	(39)	(376)	(610)	(686)	NM	(530)	(1,711)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	28	52	—	31	(26)	(39)	26	(37)	NM	111	(76)	NM
Provision for Loan Losses and for Benefits and Claims	1,570	1,547	1,036	827	227	47	105	(153)	NM	4,980	226	(95)%
Income (loss) from Continuing Operations before Taxes	(6,320)	(2,112)	114	(746)	1,182	405	93	398	NM	(9,064)	2,078	NM
Income Taxes (benefits)	(2,372)	(866)	56	(513)	301	284	173	147	NM	(3,695)	905	NM
Income (loss) from Continuing Operations	(3,948)	(1,246)	58	(233)	881	121	(80)	251	NM	(5,369)	1,173	NM
Net Income (loss) Attributable to Minority Interests	—	(48)	20	12	16	(6)	74	104	NM	(16)	188	NM
Net Income (Loss)	$(3,948)	$(1,198)	$38	$(245)	$865	$127	$(154)	$147	NM	$(5,353)	$985	NM

EOP Assets (in billions of dollars)	$193	$180	$163	$136	$126	$112	$95	$80	(41)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2009	2010	2010 (5)	2009	2010	2010 (5)	2009		2010		2010 (5)
Assets:

Deposits with Banks	$219,321	$160,541	$169,230	$352	$318	$353	0.64%		0.79%		0.83%
Fed Funds Sold and Resale Agreements (6)	225,066	246,944	244,532	677	807	816	1.19%		1.30%		1.32%
Trading Account Assets (7)	287,479	273,302	283,053	2,209	2,043	2,191	3.05%		2.97%		3.07%
Investments	274,508	327,568	332,933	3,350	2,707	2,635	4.84%		3.28%		3.14%
Total Loans (net of Unearned Income) (8)	620,138	649,534	646,506	11,076	13,335	12,824	7.09%		8.15%		7.87%
Other Interest-Earning Assets	45,912	56,542	49,787	180	277	180	1.56%		1.94%		1.43%
Total Average Interest-Earning Assets	$1,672,424	$1,714,431	$1,726,041	$17,844	$19,487	$18,999	4.23%		4.51%		4.37%

Liabilities:

Deposits	$720,411	$727,955	$725,965	$2,160	$2,130	$2,125	1.19%		1.16%		1.16%
Fed Funds Purchased and Repurchase Agreements (6)	189,856	205,415	205,341	626	671	686	1.31%		1.30%		1.33%
Trading Account Liabilities (7)	71,698	75,465	80,214	69	108	102	0.38%		0.57%		0.50%
Short-Term Borrowings	131,341	144,918	137,927	297	213	213	0.90%		0.58%		0.61%
Long-Term Debt (9)	365,991	363,933	370,086	3,390	3,003	2,943	3.67%		3.27%		3.15%
Total Average Interest-Bearing Liabilities	$1,479,297	$1,517,686	$1,519,533	$6,542	$6,125	$6,069	1.75%		1.60%		1.58%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,302	$13,362	$12,930	2.68%		3.09%		2.97%

4Q10 Increase (Decrease) From							29	bps	(12	)bps

(1)

Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $141 million for the fourth quarter of 2009, $116 million for the third quarter of 2010 and $124 million for the fourth quarter of 2010.

(2)	Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)	Average Rate % is calculated as annualized interest over average volumes.

(5)	Preliminary.

(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.

(9)	Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS TOTAL CITIGROUP (In billions of dollars)

									Dec 31, 2010
									vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Dec 31, 2009
	2009	2009	2009	2009	2010	2010	2010	2010	Inc (Decr)

Citicorp Deposits by Business

Regional Consumer Banking
North America	$134.5	$143.0	$147.8	$146.7	$146.4	$144.7	$143.7	$145.2	(1)%
EMEA	8.5	9.3	9.8	10.1	9.4	8.7	9.4	9.7	(4)%
Latin America	35.3	36.7	36.5	41.4	40.6	40.9	41.7	46.3	12%
Asia	84.2	89.2	94.2	94.5	98.4	97.1	105.4	107.3	14%
Total	$262.5	$278.2	$288.3	$292.7	$294.8	$291.4	$300.2	$308.5	5%

ICG
Securities and Banking	$124.7	$117.9	$120.5	$117.6	$120.5	$112.4	$115.5	$111.4	(5)%
Transaction Services	276.4	309.5	321.9	324.1	314.5	314.9	341.4	339.8	5%
Total	$401.1	$427.4	$442.4	$441.7	$435.0	$427.3	$456.9	$451.2	2%

Total Citicorp	$663.6	$705.6	$730.7	$734.4	$729.8	$718.7	$757.1	$759.7	3%

Citi Holdings Deposits

Brokerage and Asset Management	$58.6	$56.3	$59.7	$59.9	$58.9	$57.1	$56.9	$57.8	(4)%
Local Consumer Lending	26.2	27.6	27.3	28.6	26.6	25.1	25.4	21.4	(25)%
Total Citi Holdings	$84.8	$83.9	$87.0	$88.5	$85.5	$82.2	$82.3	$79.2	(11)%

Corporate/Other Deposits	$14.3	$15.2	$14.9	$13.0	$12.6	$13.1	$10.7	$6.1	(53)%

Total Citigroup Deposits	$762.7	$804.7	$832.6	$835.9	$827.9	$814.0	$850.1	$845.0	1%

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	Managed Loans 90+ Days Past Due (1) (2)								EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2010

Citicorp (3)
Total	$4,119	$4,447	$4,040	$4,103	$3,982	$3,806	$3,439	$3,114	$232.0
Ratio	1.94%	2.04%	1.80%	1.83%	1.80%	1.74%	1.54%	1.35%

Retail Bank (3)
Total	$873	$925	$836	$805	$827	$877	$849	$773	$117.9
Ratio	0.86%	0.90%	0.78%	0.75%	0.75%	0.80%	0.75%	0.66%
North America (3)	$99	$97	$92	$106	$142	$245	$221	$228	$30.7
Ratio	0.29%	0.29%	0.27%	0.33%	0.45%	0.81%	0.77%	0.76%
EMEA	$126	$150	$139	$129	$116	$117	$112	$96	$4.4
Ratio	2.29%	2.63%	2.44%	2.48%	2.37%	2.72%	2.38%	2.18%
Latin America	$289	$323	$271	$311	$323	$308	$290	$224	$21.6
Ratio	1.88%	1.96%	1.53%	1.71%	1.66%	1.57%	1.39%	1.04%
Asia	$359	$355	$334	$259	$246	$207	$226	$225	$61.2
Ratio	0.78%	0.75%	0.66%	0.50%	0.45%	0.38%	0.38%	0.37%

Citi-Branded Cards
Total	$3,246	$3,522	$3,204	$3,298	$3,155	$2,929	$2,590	$2,341	$114.1
Ratio	2.93%	3.07%	2.74%	2.81%	2.86%	2.68%	2.33%	2.05%
North America	$2,307	$2,366	$2,190	$2,371	$2,304	$2,130	$1,807	$1,597	$77.5
Ratio	2.82%	2.84%	2.59%	2.82%	2.97%	2.76%	2.36%	2.06%
EMEA	$58	$99	$90	$85	$77	$72	$69	$58	$2.8
Ratio	2.32%	3.54%	3.00%	2.83%	2.66%	2.77%	2.38%	2.07%
Latin America	$562	$707	$609	$565	$510	$481	$472	$446	$13.4
Ratio	4.97%	5.84%	5.03%	4.56%	4.21%	4.01%	3.75%	3.33%
Asia	$319	$350	$315	$277	$264	$246	$242	$240	$20.4
Ratio	2.07%	2.12%	1.85%	1.55%	1.51%	1.40%	1.27%	1.18%

Citi Holdings - Local Consumer Lending (3) (4)	$15,478	$15,869	$18,123	$18,457	$16,808	$14,371	$11,824	$10,225	$224.9
Ratio	4.54%	4.80%	5.72%	6.11%	5.66%	5.24%	5.23%	4.76%

International	$1,380	$1,551	$1,465	$1,362	$953	$724	$713	$657	$21.9
Ratio	3.59%	3.93%	4.01%	4.22%	3.44%	2.94%	2.89%	3.00%
North America Retail Partner Cards	$2,791	$2,590	$2,587	$2,681	$2,385	$2,004	$1,749	$1,610	$46.4
Ratio	4.36%	4.09%	4.23%	4.42%	4.38%	3.99%	3.80%	3.47%
North America (excluding Cards) (3) (4)	$11,307	$11,728	$14,071	$14,414	$13,470	$11,643	$9,362	$7,958	$156.6
Ratio	4.74%	5.16%	6.42%	6.89%	6.27%	5.84%	6.03%	5.43%

Total Citigroup (excluding Special Asset Pool) (3) (4)	$19,597	$20,316	$22,163	$22,560	$20,790	$18,177	$15,263	$13,339	$456.9
Ratio	3.54%	3.71%	4.09%	4.29%	4.02%	3.69%	3.39%	2.99%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only.

(2)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(3)

The 90+ Days Past Due and related ratios for North America RCB and North America Local Consumer Lending (excluding Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(4)

The March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $ 2.6 billion, $2.4 billion and $1.7 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	Managed Loans 30-89 Days Past Due (1) (2)								EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2010

Citicorp (3)
Total	$4,818	$4,434	$4,472	$4,338	$4,400	$3,934	$3,822	$3,555	$232.0
Ratio	2.27%	2.03%	1.99%	1.93%	1.99%	1.80%	1.71%	1.54%

Retail Bank (3)
Total	$1,274	$1,190	$1,133	$1,107	$1,306	$1,207	$1,279	$1,148	$117.9
Ratio	1.26%	1.15%	1.05%	1.03%	1.18%	1.11%	1.13%	0.98%
North America (3)	$92	$87	$82	$81	$236	$241	$243	$212	$30.7
Ratio	0.27%	0.26%	0.24%	0.25%	0.75%	0.80%	0.85%	0.71%
EMEA	$227	$251	$248	$223	$203	$158	$156	$136	$4.4
Ratio	4.13%	4.40%	4.35%	4.29%	4.14%	3.67%	3.32%	3.09%
Latin America	$315	$344	$341	$344	$391	$338	$404	$267	$21.6
Ratio	2.05%	2.08%	1.93%	1.89%	2.02%	1.72%	1.94%	1.24%
Asia	$640	$508	$462	$459	$476	$470	$476	$533	$61.2
Ratio	1.39%	1.07%	0.92%	0.89%	0.87%	0.85%	0.81%	0.87%

Citi-Branded Cards
Total	$3,544	$3,244	$3,339	$3,231	$3,094	$2,727	$2,543	$2,407	$114.1
Ratio	3.20%	2.83%	2.86%	2.75%	2.81%	2.49%	2.29%	2.11%
North America	$2,337	$2,024	$2,213	$2,182	$2,145	$1,828	$1,687	$1,539	$77.5
Ratio	2.86%	2.43%	2.61%	2.59%	2.76%	2.37%	2.20%	1.99%
EMEA	$131	$146	$155	$140	$113	$90	$86	$72	$2.8
Ratio	5.24%	5.21%	5.17%	4.67%	3.90%	3.46%	2.97%	2.57%
Latin America	$689	$693	$604	$556	$475	$485	$442	$456	$13.4
Ratio	6.10%	5.73%	4.99%	4.48%	3.93%	4.04%	3.51%	3.40%
Asia	$387	$381	$367	$353	$361	$324	$328	$340	$20.4
Ratio	2.51%	2.31%	2.16%	1.97%	2.06%	1.84%	1.73%	1.67%

Citi Holdings - Local Consumer Lending (3) (4)	$14,130	$14,371	$14,848	$14,105	$12,236	$11,201	$10,408	$9,462	$224.9
Ratio	4.14%	4.35%	4.69%	4.67%	4.12%	4.08%	4.61%	4.41%
International	$1,964	$1,845	$1,733	$1,482	$1,059	$939	$978	$848	$21.9
Ratio	5.11%	4.67%	4.75%	4.59%	3.82%	3.82%	3.96%	3.87%
North America Retail Partner Cards	$2,826	$2,749	$2,911	$2,674	$2,374	$2,150	$1,972	$1,751	$46.4
Ratio	4.42%	4.34%	4.76%	4.41%	4.36%	4.28%	4.29%	3.77%
North America (excluding Cards) (3) (4)	$9,340	$9,777	$10,204	$9,949	$8,803	$8,112	$7,458	$6,863	$156.6
Ratio	3.91%	4.30%	4.66%	4.76%	4.10%	4.07%	4.81%	4.69%

Total Citigroup (excluding Special Asset Pool) (3)(4)	$18,948	$18,805	$19,320	$18,443	$16,636	$15,135	$14,230	$13,017	$456.9
Ratio	3.43%	3.43%	3.57%	3.50%	3.21%	3.07%	3.16%	2.92%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only.

(2)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(3)

The 30-89 Days Past Due and related ratios for North America RCB and North America Local Consumer Lending (excluding Cards) excludes U.S. by U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(4)

The March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $ 2.6 billion, $2.4 billion and $1.7 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period	$29,616	$31,703	$35,940	$36,416	$36,033	$48,746	$46,197	$43,674		$29,616	$36,033

Gross Credit (Losses)	(7,660)	(8,773)	(8,449)	(7,902)	(9,202)	(9,006)	(8,499)	(7,784)	1%	(32,784)	(34,491)	(5)%
Gross Recoveries	378	418	480	767	818	1,044	840	930	21%	2,043	3,632	78%
Net Credit (Losses) / Recoveries (NCL’s)	(7,282)	(8,355)	(7,969)	(7,135)	(8,384)	(7,962)	(7,659)	(6,854)	4%	(30,741)	(30,859)	—
NCL’s	7,282	8,355	7,969	7,135	8,384	7,962	7,659	6,854	(4)%	30,741	30,859	—
Net Reserve Builds / (Releases)	2,262	2,921	113	445	(882)	(1,752)	(1,470)	(2,419)	NM	5,741	(6,523)	NM
Net Specific Reserve Builds / (Releases)	371	957	689	261	864	313	(523)	204	(22)%	2,278	858	(62)%
Provision for Loan Losses	9,915	12,233	8,771	7,841	8,366	6,523	5,666	4,639	(41)%	38,760	25,194	(35)%
Other (3) (4) (5) (6) (7) (8)	(546)	359	(326)	(1,089)	12,731	(1,110)	(530)	(804)		(1,602)	10,287
Allowance for Loan Losses at End of Period (1) (2) (a)	$31,703	$35,940	$36,416	$36,033	$48,746	$46,197	$43,674	$40,655		$36,033	$40,655

Allowance for Unfunded Lending Commitments (9) (a)	$947	$1,082	$1,074	$1,157	$1,122	$1,054	$1,102	$1,066		$1,157	$1,066

Provision for Unfunded Lending Commitments	$60	$135	$—	$49	$(35)	$(71)	$26	$(37)		$244	$(117)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$32,650	$37,022	$37,490	$37,190	$49,868	$47,251	$44,776	$41,721		$37,190	$41,721

Total Allowance for Loan Losses as a Percentage of Total Loans (10)	4.82%	5.60%	5.85%	6.09%	6.80%	6.72%	6.73%	6.31%

Allowance for Loan Losses at End of Period (1):
Citicorp	$9,088	$10,676	$10,956	$10,731	$18,503	$17,524	$17,371	$17,075
Citi Holdings	22,615	25,264	25,460	25,302	30,243	28,673	26,303	23,580
Total Citigroup	$31,703	$35,940	$36,416	$36,033	$48,746	$46,197	$43,674	$40,655

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Included in the Allowance for Loan Losses are reserves for Trouble Debt Restructurings (TDRs) of $2,760 million, $3,810 million, $4,587 million, $4,819 million, $6,926 million, $7,320 million, $7,090 million and $7,609 million, as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)

The fourth quarter of 2009 includes a reduction of approximately $330 million related to securitizations and approximately $400 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(5)	The first quarter of 2010 includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166/167 as of January 1, 2010.

(6)

The second quarter of 2010 includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the second quarter of 2010 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(7)

The third quarter of 2010 includes a reduction of an estimated $54 million related to the announced sale of The Student Loan Corporation (the allowance was transferred to Assets held-for-sale). Additionally, the third quarter of 2010 includes a reduction of approximately $950 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)	The fourth quarter of 2010 includes a reduction of approximately $600 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(9)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(10)	March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010 excludes $5.4 billion, $4.9 billion, $5.2 billion and $4.4 billion, respectively, of Loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period	$22,204	$24,036	$27,969	$28,420	$28,397	$41,422	$39,578	$37,607		$22,204	$28,397

Net Credit (Losses) / Recoveries (NCL’s)	(5,711)	(6,607)	(6,428)	(6,060)	(8,020)	(7,490)	(6,737)	(6,190)	(2)%	(24,806)	(28,437)	(15)%
NCL’s	5,711	6,607	6,428	6,060	8,020	7,490	6,737	6,190	2%	24,806	28,437	15%
Net Reserve Builds / (Releases)	1,739	2,401	128	722	(507)	(1,302)	(1,170)	(1,919)	NM	4,990	(4,898)	NM
Net Specific Reserve Builds / (Releases)	560	1,002	765	295	731	484	(222)	587	99%	2,622	1,580	(40)%
Provision for Loan Losses	8,010	10,010	7,321	7,077	8,244	6,672	5,345	4,858	(31)%	32,418	25,119	(23)%
Other (3) (4) (5) (6) (7) (8)	(467)	530	(442)	(1,040)	12,801	(1,026)	(579)	(830)		(1,419)	10,366	NM
Allowance for Loan Losses at End of Period (1) (2) (a)	$24,036	$27,969	$28,420	$28,397	$41,422	$39,578	$37,607	$35,445		$28,397	$35,445

Consumer Allowance for Unfunded Lending Commitments (9) (a)	$—	$—	$—	$6	$6	$—	$—	$—		$6	$—

Provision for Unfunded Lending Commitments	$—	$—	$—	$(6)	$—	$(9)	$—	$—		$(6)	$(9)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$24,036	$27,969	$28,420	$28,403	$41,428	$39,578	$37,607	$35,445		$28,403	$35,445

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (10)	5.29%	6.25%	6.44%	6.70%	7.84%	7.87%	8.16%	7.78%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$7,412	$7,667	$7,971	$7,996	$7,636	$7,324	$6,619	$6,067		$7,412	$7,636

Net Credit (Losses) / Recoveries (NCL’s)	(1,571)	(1,748)	(1,541)	(1,075)	(364)	(472)	(922)	(664)	38%	(5,935)	(2,422)	59%
NCL’s	1,571	1,748	1,541	1,075	364	472	922	664	(38)%	5,935	2,422	(59)%
Net Reserve Builds / (Releases)	523	520	(15)	(277)	(375)	(450)	(300)	(500)	(81)%	751	(1,625)	NM
Net Specific Reserve Builds / (Releases)	(189)	(45)	(76)	(34)	133	(171)	(301)	(383)	NM	(344)	(722)	NM
Provision for Loan Losses	1,905	2,223	1,450	764	122	(149)	321	(219)	NM	6,342	75	(99)%
Other (3) (5)	(79)	(171)	116	(49)	(70)	(84)	49	26		(183)	(79)
Allowance for Loan Losses at End of Period (1) (b)	$7,667	$7,971	$7,996	$7,636	$7,324	$6,619	$6,067	$5,210		$7,636	$5,210

Corporate Allowance for Unfunded Lending Commitments (6) (b)	$947	$1,082	$1,074	$1,151	$1,116	$1,054	$1,102	$1,066		$1,151	$1,066

Provision for Unfunded Lending Commitments	$60	$135	$—	$55	$(35)	$(62)	$26	$(37)		$250	$(108)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$8,614	$9,053	$9,070	$8,787	$8,440	$7,673	$7,169	$6,276		$8,787	$6,276

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (11)	3.77%	4.11%	4.42%	4.56%	3.90%	3.59%	3.22%	2.76%

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Included in the Allowance for Loan Losses are reserves for Trouble Debt Restructurings (TDRs) of $2,760 million, $3,810 million, $4,587 million, $4,819 million, $6,926 million, $7,320 million, $7,090 million and $7,609 million, as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)

The fourth quarter of 2009 includes a reduction of approximately $330 million related to securitizations and approximately $400 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(5)	The first quarter of 2010 includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166/167 as of January 1, 2010.

(6)

The second quarter of 2010 includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the second quarter of 2010 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(7)

The third quarter of 2010 includes a reduction of an estimated $54 million related to the announced sale of The Student Loan Corporation (the allowance was transferred to Assets held-for-sale). Additionally, the third quarter of 2010 includes a reduction of approximately $950 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)	The fourth quarter of 2010 includes a reduction of approximately $600 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(9)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(10)	March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010 excludes $2.9 billion, $2.6 billion, $2.4 billion and $1.7 billion, respectively, of Loans which are carried at fair value.

(11)	March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010 excludes $2.5 billion, $2.3 billion $2.8 billion and $2.6 billion, respectively, of Loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Citicorp
Net Credit Losses	$1,251	$1,575	$1,734	$1,595	$3,142	$2,965	$3,020	$2,662	67%	$6,155	$11,789	92%
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	—	—	(100)%	6,931	—	(100)%
Managed NCLs	2,742	3,412	3,610	3,322	3,142	2,965	3,020	2,662	(20)%	13,086	11,789	(10)%
Credit Reserve Build / (Release)	998	1,231	522	(36)	(360)	(639)	(427)	(741)	NM	2,715	(2,167)	NM

Consumer Banking
Net Credit Losses	$1,174	$1,406	$1,442	$1,388	$3,040	$2,922	$2,731	$2,528	82%	$5,410	$11,221	NM
Credit Reserve Build / (Release)	686	619	356	158	(180)	(408)	(403)	(552)	NM	1,819	(1,543)	NM
North America Consumer Banking
Net Credit Losses	257	307	279	308	2,157	2,126	1,971	1,768	NM	1,151	8,022	NM
Credit Reserve Build / (Release)	253	149	54	71	4	(9)	40	(348)	NM	527	(313)	NM
Retail Banking
Net Credit Losses	56	88	78	88	73	79	90	97	10%	310	339	9%
Credit Reserve Build / (Release)	31	39	53	38	4	(9)	40	5	(87)%	161	40	(75)%
Citi-Branded Cards
Net Credit Losses	201	219	201	220	2,084	2,047	1,881	1,671	NM	841	7,683	NM
Credit Reserve Build / (Release)	222	110	1	33	—	—	—	(353)	NM	366	(353)	NM
EMEA Consumer Banking
Net Credit Losses	89	121	139	138	97	85	65	73	(47)%	487	320	(34)%
Credit Reserve Build / (Release)	72	158	67	10	(10)	(46)	(51)	(12)	NM	307	(119)	NM
Retail Banking
Net Credit Losses	60	74	84	84	47	46	34	44	(48)%	302	171	(43)%
Credit Reserve Build / (Release)	37	86	38	(25)	(6)	(21)	(21)	(6)	76%	136	(54)	NM
Citi-Branded Cards
Net Credit Losses	29	47	55	54	50	39	31	29	(46)%	185	149	(19)%
Credit Reserve Build / (Release)	35	72	29	35	(4)	(25)	(30)	(6)	NM	171	(65)	NM
Latin America Consumer Banking
Net Credit Losses	541	610	657	625	509	457	450	451	(28)%	2,433	1,867	(23)%
Credit Reserve Build / (Release)	166	156	141	(1)	(136)	(241)	(300)	(149)	NM	462	(826)	NM
Retail Banking
Net Credit Losses	112	138	114	149	91	96	128	123	(17)%	513	438	(15)%
Credit Reserve Build / (Release)	8	34	60	(34)	(5)	(29)	(55)	1	NM	68	(88)	NM
Citi-Branded Cards
Net Credit Losses	429	472	543	476	418	361	322	328	(31)%	1,920	1,429	(26)%
Credit Reserve Build / (Release)	158	122	81	33	(131)	(212)	(245)	(150)	NM	394	(738)	NM
Asia Consumer Banking
Net Credit Losses	287	368	367	317	277	254	245	236	(26)%	1,339	1,012	(24)%
Credit Reserve Build / (Release)	195	156	94	78	(38)	(112)	(92)	(43)	NM	523	(285)	NM
Retail Banking
Net Credit Losses	110	128	119	88	78	83	81	79	(10)%	445	321	(28)%
Credit Reserve Build / (Release)	103	52	(7)	42	(17)	(34)	(27)	(18)	NM	190	(96)	NM
Citi-Branded Cards
Net Credit Losses	177	240	248	229	199	171	164	157	(31)%	894	691	(23)%
Credit Reserve Build / (Release)	92	104	101	36	(21)	(78)	(65)	(25)	NM	333	(189)	NM

Institutional Clients Group (ICG)
Net Credit Losses	77	169	292	207	102	43	289	134	(35)%	745	568	(24)%
Credit Reserve Build / (Release)	312	612	166	(194)	(180)	(231)	(24)	(189)	3%	896	(624)	NM
Securities and Banking
Net Credit Losses	74	172	294	202	101	42	288	132	(35)%	742	563	(24)%
Credit Reserve Build / (Release)	314	604	171	(197)	(162)	(196)	(8)	(194)	2%	892	(560)	NM
Transaction Services
Net Credit Losses	3	(3)	(2)	5	1	1	1	2	(60)%	3	5	67%
Credit Reserve Build / (Release)	(2)	8	(5)	3	(18)	(35)	(16)	5	67%	4	(64)	NM

Total Citicorp Provision for Loan Losses	$2,249	$2,806	$2,256	$1,559	$2,782	$2,326	$2,593	$1,921	23%	$8,870	$9,622	8%

Total Citicorp Provision for Loan Losses including NCLs from Credit Card Securitization Activity (1)	$3,740	$4,643	$4,132	$3,286	$2,782	$2,326	$2,593	$1,921	(42)%	$15,801	$9,622	(39)%

(1)   Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

									4Q10 vs.	Full	Full	FY 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/	Year	Year	FY 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Citi Holdings
Net Credit Losses	$6,027	$6,781	$6,234	$5,543	$5,241	$4,998	$4,640	$4,191	(24)%	$24,585	$19,070	(22)%
Impact of Credit Card Securitization Activity (1)	1,057	1,278	1,137	1,118	—	—	—	—	(100)%	4,590	—	(100)%
Managed NCLs	7,084	8,059	7,371	6,661	5,241	4,998	4,640	4,191	(37)%	29,175	19,070	(35)%
Credit Reserve Build / (Release)	1,637	2,645	281	742	340	(800)	(1,567)	(1,473)	NM	5,305	(3,500)	NM

Brokerage and Asset Management
Net Credit Losses	—	—	1	—	11	1	2	3	—	1	17	NM
Credit Reserve Build / (Release)	43	3	(11)	1	(7)	(3)	(4)	(4)	NM	36	(18)	NM
Local Consumer Lending
Net Credit Losses	4,517	5,144	4,912	4,612	4,938	4,535	3,949	3,618	(22)%	19,185	17,040	(11)%
Credit Reserve Build / (Release)	1,562	2,784	577	876	386	(421)	(953)	(783)	NM	5,799	(1,771)	NM
Special Asset Pool
Net Credit Losses	1,510	1,637	1,321	931	292	462	689	570	(39)%	5,399	2,013	(63)%
Credit Reserve Build / (Release)	32	(142)	(285)	(135)	(39)	(376)	(610)	(686)	NM	(530)	(1,711)	NM

Total Citi Holdings Provision for Loan Losses	$7,664	$9,426	$6,515	$6,285	$5,581	$4,198	$3,073	$2,718	(57)%	$29,890	$15,570	(48)%

Total Citi Holdings Provision for Loan Losses including NCLs from Credit Card Securitization Activity (1)	$8,721	$10,704	$7,652	$7,403	$5,581	$4,198	$3,073	$2,718	(63)%	$34,480	$15,570	(55)%

Total Citicorp Provision for Loan Losses (from prior page)	$2,249	$2,806	$2,256	$1,559	$2,782	$2,326	$2,593	$1,921	23%	$8,870	$9,622	8%

Corporate / Other	2	1	—	(3)	3	(1)	—	—	100%	—	2	—

Total Citigroup Provision for Loan Losses	$9,915	$12,233	$8,771	$7,841	$8,366	$6,523	$5,666	$4,639	(41)%	$38,760	$25,194	(35)%

Total Citigroup Provision for Loan Losses including NCLs from Credit Card Securitization Activity (1)	$12,463	$15,348	$11,784	$10,686	$8,366	$6,523	$5,666	$4,639	(57)%	$50,281	$25,194	(50)%

(1)   Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

									4Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$3,789	$3,499	$5,263	$5,621	$5,660	$4,411	$3,299	$2,112	(62)%
EMEA	6,479	7,690	7,969	6,308	5,834	5,508	5,473	5,327	(16)%
Latin America	300	230	416	569	608	570	658	701	23%
Asia	635	1,056	1,061	981	830	547	517	470	(52)%
Total	$11,203	$12,475	$14,709	$13,479	$12,932	$11,036	$9,947	$8,610	(36)%

Consumer Non-Accrual Loans By Region (2)
North America	$11,687	$12,154	$14,609	$15,111	$12,966	$11,289	$9,978	$8,540	(43)%
EMEA	1,128	1,356	1,314	1,159	790	690	758	662	(43)%
Latin America	1,338	1,520	1,342	1,340	1,246	1,218	1,150	1,019	(24)%
Asia	755	741	710	651	634	579	586	576	(12)%
Total	$14,908	$15,771	$17,975	$18,261	$15,636	$13,776	$12,472	$10,797	(41)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$272	$258	$258	$838	$846	$830	$842	$796	(5)%
Regional Consumer Banking	35	33	26	36	35	36	37	30	(17)%
Brokerage and Asset Management	1	1	1	—	—	—	—	—	—
Local Consumer Lending	853	662	579	528	588	621	674	707	34%
Special Asset Pool	—	1	5	87	44	179	181	156	79%
Corporate/Other	41	14	15	11	8	7	7	14	27%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$1,202	$969	$884	$1,500	$1,521	$1,673	$1,741	$1,703	14%

OREO By Region:
North America	$1,115	$789	$682	$1,294	$1,291	$1,422	$1,470	$1,440	11%
EMEA	65	97	105	121	134	146	164	161	33%
Latin America	20	29	40	45	51	49	53	47	4%
Asia	2	54	57	40	45	56	54	55	38%
Total	$1,202	$969	$884	$1,500	$1,521	$1,673	$1,741	$1,703	14%

Other Repossessed Assets (4)	$78	$72	$76	$73	$64	$55	$38	$28	(62)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$11,203	$12,475	$14,709	$13,479	$12,932	$11,036	$9,947	$8,610	(36)%
Consumer Non-Accrual Basis Loans	14,908	15,771	17,975	18,261	15,636	13,776	12,472	10,797	(41)%
Non-Accrual Loans (NAL)	26,111	28,246	32,684	31,740	28,568	24,812	22,419	19,407	(39)%
OREO	1,202	969	884	1,500	1,521	1,673	1,741	1,703	14%
Other Repossessed Assets	78	72	76	73	64	55	38	28	(62)%
Non-Accrual Assets (NAA)	$27,391	$29,287	$33,644	$33,313	$30,153	$26,540	$24,198	$21,138	(37)%

NAL as a % of Total Loans	3.97%	4.40%	5.25%	5.37%	3.96%	3.58%	3.43%	2.99%
NAA as a % of Total Assets	1.50%	1.58%	1.78%	1.79%	1.51%	1.37%	1.22%	1.10%

Allowance for Loan Losses as a % of NAL	121%	127%	111%	114%	171%	186%	195%	209%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 TOTAL CITICORP (In millions of dollars)

									4Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$794	$822	$1,265	$1,442	$1,258	$1,046	$1,115	$987	(32)%
EMEA	548	1,752	1,472	1,137	1,084	861	1,125	1,266	11%
Latin America	89	80	150	285	342	302	372	472	66%
Asia	504	505	413	374	291	364	349	356	(5)%
Total	$1,935	$3,159	$3,300	$3,238	$2,975	$2,573	$2,961	$3,081	(5)%

Consumer Non-Accrual Loans By Region (2)
North America	$154	$177	$262	$207	$242	$273	$355	$376	82%
EMEA	174	170	251	228	215	148	150	112	(51)%
Latin America	1,331	1,512	1,310	1,300	1,205	1,178	1,108	977	(25)%
Asia	357	377	384	380	387	338	354	363	(4)%
Total	$2,016	$2,236	$2,207	$2,115	$2,049	$1,937	$1,967	$1,828	(14)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$272	$258	$258	$838	$846	$830	$842	$796	(5)%
Regional Consumer Banking	35	33	26	36	35	36	37	30	(17)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$307	$291	$284	$874	$881	$866	$879	$826	(5)%

OREO By Region:
North America	$286	$193	$173	$786	$783	$803	$821	$777	(1)%
EMEA	—	16	15	13	12	11	11	11	(15)%
Latin America	19	28	39	35	41	39	42	34	(3)%
Asia	2	54	57	40	45	13	5	4	(90)%
Total	$307	$291	$284	$874	$881	$866	$879	$826	(5)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,935	$3,159	$3,300	$3,238	$2,975	$2,573	$2,961	$3,081	(5)%
Consumer Non-Accrual Basis Loans	2,016	2,236	2,207	2,115	2,049	1,937	1,967	1,828	(14)%
Non-Accrual Loans (NAL)	3,951	5,395	5,507	5,353	5,024	4,510	4,928	4,909	(8)%
OREO	307	291	284	874	881	866	879	826	(5)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$4,258	$5,686	$5,791	$6,227	$5,905	$5,376	$5,807	$5,735	(8)%

NAA as a % of Total Assets	0.42%	0.54%	0.54%	0.55%	0.48%	0.44%	0.45%	0.45%

Allowance for Loan Losses as a % of NAL	230%	198%	199%	200%	368%	389%	352%	348%

N/A	Not Available at the Citicorp level. See “Non-Accrual Assets - Page 1” (on page 40) for Total Citigroup balances.

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 TOTAL CITI HOLDINGS (In millions of dollars)

									4Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	2010	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$2,995	$2,677	$3,998	$4,179	$4,402	$3,365	$2,184	$1,125	(73)%
EMEA	5,931	5,938	6,497	5,171	4,750	4,647	4,348	4,061	(21)%
Latin America	211	150	266	284	266	268	286	229	(19)%
Asia	131	551	648	607	539	183	168	114	(81)%
Total	$9,268	$9,316	$11,409	$10,241	$9,957	$8,463	$6,986	$5,529	(46)%

Consumer Non-Accrual Loans By Region (2)
North America	$11,533	$11,977	$14,347	$14,904	$12,724	$11,016	$9,623	$8,164	(45)%
EMEA	954	1,186	1,063	931	575	542	608	550	(41)%
Latin America	7	8	32	40	41	40	42	42	5%
Asia	398	364	326	271	247	241	232	213	(21)%
Total	$12,892	$13,535	$15,768	$16,146	$13,587	$11,839	$10,505	$8,969	(44)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$1	$1	$1	$—	$—	$—	$—	$—	—
Local Consumer Lending	853	662	579	528	588	621	674	707	34%
Special Asset Pool	—	1	5	87	44	179	181	156	79%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$854	$664	$585	$615	$632	$800	$855	$863	40%

OREO By Region:
North America	$788	$582	$494	$497	$500	$612	$642	$649	31%
EMEA	65	81	90	108	122	135	153	150	39%
Latin America	1	1	1	10	10	10	11	13	30%
Asia	—	—	—	—	—	43	49	51	—
Total	$854	$664	$585	$615	$632	$800	$855	$863	40%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$9,268	$9,316	$11,409	$10,241	$9,957	$8,463	$6,986	$5,529	(46)%
Consumer Non-Accrual Basis Loans	12,892	13,535	15,768	16,146	13,587	11,839	10,505	8,969	(44)%
Non-Accrual Loans (NAL)	22,160	22,851	27,177	26,387	23,544	20,302	17,491	14,498	(45)%
OREO	854	664	585	615	632	800	855	863	40%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$23,014	$23,515	$27,762	$27,002	$24,176	$21,102	$18,346	$15,361	(43)%

NAA as a % of Total Assets	3.84%	4.04%	4.99%	5.54%	4.81%	4.54%	4.36%	4.28%

Allowance for Loan Losses as a % of NAL	102%	111%	94%	96%	128%	141%	150%	163%

N/A	Not Available at the Citi Holdings level. See “Non-Accrual Assets - Page 1” (on page 40) for Total Citigroup balances.

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES — RECONCILIATIONS - PAGE 1 (In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. The historical disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup’s managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010

For Page 1 - Citigroup Summary:

Total Citigroup - Managed Net Revenues	$26,973	$33,095	$23,142	$7,882	$25,421	$22,071	$20,738	$18,371

Impact of Credit Card Securitization Activity:
Citicorp	(1,484)	(1,644)	(1,800)	(1,744)	—	—	—	—
Citi Holdings	(968)	(1,482)	(952)	(733)	—	—	—	—
Total Impact of Credit Card Securitization Activity	(2,452)	(3,126)	(2,752)	(2,477)	—	—	—	—

Total Citigroup - Net Revenues	$24,521	$29,969	$20,390	$5,405	$25,421	$22,071	$20,738	$18,371

Total Citigroup - Managed Net Credit Losses	$9,830	$11,470	$10,982	$9,980	$8,384	$7,962	$7,659	$6,854

Impact of Credit Card Securitization Activity:
Citicorp	(1,491)	(1,837)	(1,876)	(1,727)	—	—	—	—
Citi Holdings	(1,057)	(1,278)	(1,137)	(1,118)	—	—	—	—
Total Impact of Credit Card Securitization Activity	(2,548)	(3,115)	(3,013)	(2,845)	—	—	—	—

Total Citigroup - Net Credit Losses	$7,282	$8,355	$7,969	$7,135	$8,384	$7,962	$7,659	$6,854

For Page 8 - Citicorp Regional Consumer Banking (page 2):
Citi-Branded Cards Key Indicators

Average Managed Loans - as disclosed	$112.5	$112.7	$114.4	$115.9	$112.0	$108.5	$109.5	$110.6
Impact from Credit Card Securitizations	(68.4)	(69.6)	(70.8)	(69.7)	—	—	—	—
Average Loans	$44.1	$43.1	$43.6	$46.2	$112.0	$108.5	$109.5	$110.6

EOP Managed Loans - as disclosed	$110.9	$114.7	$116.8	$117.4	$110.2	$109.4	$111.1	$114.1
Impact from Credit Card Securitizations	(69.2)	(71.7)	(71.9)	(72.6)	—	—	—	—
EOP Loans	$41.7	$43.0	$44.9	$44.8	$110.2	$109.4	$111.1	$114.1

Managed Average Yield - as disclosed	14.44%	14.21%	14.15%	13.70%	14.89%	14.39%	14.18%	13.95%
Impact from Credit Card Securitizations	1.88%	2.11%	2.02%	2.03%	—	—	—	—
Average Yield	16.32%	16.32%	16.17%	15.73%	14.89%	14.39%	14.18%	13.95%

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	12.11%	11.80%	11.47%	10.98%	12.16%	11.86%	11.54%	11.69%
Impact from Credit Card Securitizations	1.89%	3.48%	3.43%	3.13%	—	—	—	—
Net Interest Revenue as a % of Avg. Loans	14.00%	15.28%	14.90%	14.11%	12.16%	11.86%	11.54%	11.69%

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	8.39%	10.02%	10.14%	9.26%	9.96%	9.68%	8.69%	7.84%
Impact from Credit Card Securitizations	3.75%	4.02%	3.67%	4.42%	—	—	—	—
Net Credit Losses as a % of Avg. Loans	12.14%	14.04%	13.81%	13.68%	9.96%	9.68%	8.69%	7.84%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	7.07%	4.36%	4.24%	4.84%	5.49%	5.52%	6.35%	6.74%
Impact from Credit Card Securitizations	11.05%	8.85%	7.59%	7.18%	—	—	—	—
Net Credit Margin as a % of Avg. Loans	18.12%	13.21%	11.83%	12.02%	5.49%	5.52%	6.35%	6.74%

Managed Loans 90+ Days Past Due - as disclosed	$3,246	$3,522	$3,204	$3,298	$3,155	$2,929	$2,590	$2,341
Impact from Credit Card Securitizations	(2,008)	(2,109)	(1,940)	(2,121)	—	—	—	—
Loans 90+ Days Past Due	$1,238	$1,413	$1,264	$1,177	$3,155	$2,929	$2,590	$2,341

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	2.93%	3.07%	2.74%	2.81%	2.86%	2.68%	2.33%	2.05%
Impact from Credit Card Securitizations	0.04%	0.22%	0.08%	(0.18)%	—	—	—	—
Loans 90+ Days Past Due as a % of EOP Loans	2.97%	3.29%	2.82%	2.63%	2.86%	2.68%	2.33%	2.05%

Managed Loans 30-89 Days Past Due - as disclosed	$3,544	$3,244	$3,339	$3,231	$3,094	$2,727	$2,543	$2,407
Impact from Credit Card Securitizations	(2,041)	(1,784)	(1,958)	(1,914)	—	—	—	—
Loans 30-89 Days Past Due	$1,503	$1,460	$1,381	$1,317	$3,094	$2,727	$2,543	$2,407

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	3.20%	2.83%	2.86%	2.75%	2.81%	2.49%	2.29%	2.11%
Impact from Credit Card Securitizations	0.38%	0.54%	0.19%	0.19%	—	—	—	—
Loans 30-89 Days Past Due as a % of EOP Loans	3.58%	3.37%	3.05%	2.94%	2.81%	2.49%	2.29%	2.11%

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 2 (In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. The historical disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup’s managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010

For Page 11 - Citicorp Regional Consumer Banking - North America (page 2):
Citi-Branded Cards Key Indicators

Managed Average Yield - as disclosed	12.86%	12.57%	12.64%	12.05%	13.58%	12.70%	12.05%	11.67%
Impact from Credit Card Securitizations	(1.73)%	(1.92)%	(1.67)%	(1.56)%	—	—	—	—
Average Yield	11.13%	10.65%	10.97%	10.49%	13.58%	12.70%	12.05%	11.67%

Managed Net Interest Revenue as a % of Avg. Managed Loans - as disclosed	10.83%	10.33%	9.96%	9.37%	10.77%	10.21%	10.06%	10.08%
Impact from Credit Card Securitizations	(0.29)%	3.97%	3.60%	2.34%	—	—	—	—
Net Interest Revenue as a % of Avg. Loans	10.54%	14.30%	13.56%	11.71%	10.77%	10.21%	10.06%	10.08%

Managed Net Credit Losses	$1,692	$2,056	$2,077	$1,947	$2,084	$2,047	$1,881	$1,671
Impact from Credit Card Securitizations	(1,491)	(1,837)	(1,876)	(1,727)	—	—	—	—
Net Credit Losses	$201	$219	$201	$220	$2,084	$2,047	$1,881	$1,671

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	8.27%	10.08%	9.98%	9.30%	10.67%	10.77%	9.82%	8.80%
Impact from Credit Card Securitizations	(2.67)%	(2.86)%	(3.20)%	(2.77)%	—	—	—	—
Net Credit Losses as a % of Avg. Loans	5.60%	7.22%	6.78%	6.53%	10.67%	10.77%	9.82%	8.80%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	4.82%	1.86%	1.89%	2.06%	2.24%	1.67%	2.51%	2.79%
Impact from Credit Card Securitizations	22.84%	17.02%	13.96%	10.27%	—	—	—	—
Net Credit Margin as a % of Avg. Loans	27.66%	18.88%	15.85%	12.33%	2.24%	1.67%	2.51%	2.79%

Managed Loans 90+ Days Past Due - as disclosed	$2,307	$2,366	$2,190	$2,371	$2,304	$2,130	$1,807	$1,597
Impact from Credit Card Securitizations	(2,008)	(2,109)	(1,940)	(2,121)	—	—	—	—
Loans 90+ Days Past Due	$299	$257	$250	$250	$2,304	$2,130	$1,807	$1,597

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	2.82%	2.84%	2.59%	2.82%	2.97%	2.76%	2.36%	2.06%
Impact from Credit Card Securitizations	(0.44)%	(0.63)%	(0.64)%	(0.65)%	—	—	—	—
Loans 90+ Days Past Due as a % of EOP Loans	2.38%	2.21%	1.95%	2.17%	2.97%	2.76%	2.36%	2.06%

Managed Loans 30-89 Days Past Due - as disclosed	$2,337	$2,024	$2,213	$2,182	$2,145	$1,828	$1,687	$1,539
Impact from Credit Card Securitizations	(2,041)	(1,784)	(1,958)	(1,914)	—	—	—	—
Loans 30-89 Days Past Due	$296	$240	$255	$268	$2,145	$1,828	$1,687	$1,539

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	2.86%	2.43%	2.61%	2.59%	2.76%	2.37%	2.20%	1.99%
Impact from Credit Card Securitizations	(0.50)%	(0.37)%	(0.62)%	(0.26)%	—	—	—	—
Loans 30-89 Days Past Due as a % of EOP Loans	2.36%	2.06%	1.99%	2.33%	2.76%	2.37%	2.20%	1.99%

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 3 (In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. The historical disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup’s managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010

For Page 28 - Citi Holdings - Local Consumer Lending (page 2):
North America - Retail Partner Cards Key Indicators

EOP Managed Loans - as disclosed	$64.0	$63.3	$61.1	$60.6	$54.5	$50.2	$46.0	$46.4
Impact from Credit Card Securitizations	(39.1)	(39.3)	(37.9)	(40.4)	—	—	—	—
EOP Loans	$24.9	$24.0	$23.2	$20.2	$54.5	$50.2	$46.0	$46.4

Managed Average Yield - as disclosed	16.85%	17.81%	17.80%	17.87%	18.27%	18.31%	18.53%	17.69%
Impact from Credit Card Securitizations	0.17%	2.23%	3.46%	1.95%	—	—	—	—
Average Yield	17.02%	20.04%	21.26%	19.82%	18.27%	18.31%	18.53%	17.69%

Managed Net Interest Revenue - as disclosed	$2,277	$2,271	$2,337	$2,234	$2,044	$1,989	$1,878	$1,664
Impact from Credit Card Securitizations	(1,393)	(1,455)	(1,431)	(1,420)	—	—	—	—
Net Interest Revenue	$884	$816	$906	$814	$2,044	$1,989	$1,878	$1,664

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	13.93%	14.34%	14.88%	14.58%	14.52%	15.02%	15.27%	14.41%
Impact from Credit Card Securitizations	(2.02)%	(1.20)%	(0.45)%	(1.40)%	—	—	—	—
Net Interest Revenue as a % of Avg. Loans	11.91%	13.14%	14.43%	13.18%	14.52%	15.02%	15.27%	14.41%

Managed Net Credit Losses - as disclosed	$1,958	$2,150	$2,004	$1,963	$1,932	$1,775	$1,505	$1,352
Impact from Credit Card Securitizations	(1,057)	(1,278)	(1,137)	(1,118)	—	—	—	—
Net Credit Losses	$901	$872	$867	$845	$1,932	$1,775	$1,505	$1,352

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	11.98%	13.58%	12.76%	12.81%	13.72%	13.41%	12.24%	11.71%
Impact from Credit Card Securitizations	0.16%	0.46%	1.05%	0.87%	—	—	—	—
Net Credit Losses as a % of Avg. Loans	12.14%	14.04%	13.81%	13.68%	13.72%	13.41%	12.24%	11.71%

Managed Net Credit Margin - as disclosed	$507	$90	$362	$427	$254	$318	$536	$416
Impact from Credit Card Securitizations	90	(210)	186	386	—	—	—	—
Net Credit Margin	$597	$(120)	$548	$813	$254	$318	$536	$416

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	3.10%	0.57%	2.31%	2.79%	1.80%	2.40%	4.36%	3.60%
Impact from Credit Card Securitizations	4.95%	(2.43)%	6.42%	10.37%	—	—	—	—
Net Credit Margin as a % of Avg. Loans	8.05%	(1.86)%	8.73%	13.16%	1.80%	2.40%	4.36%	3.60%

Managed Loans 90+ Days Past Due - as disclosed	$2,791	$2,590	$2,587	$2,681	$2,385	$2,004	$1,749	$1,610
Impact from Credit Card Securitizations	(1,664)	(1,515)	(1,536)	(1,670)	—	—	—	—
Loans 90+ Days Past Due	$1,127	$1,075	$1,051	$1,011	$2,385	$2,004	$1,749	$1,610

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	4.36%	4.09%	4.23%	4.42%	4.38%	3.99%	3.80%	3.47%
Impact from Credit Card Securitizations	0.17%	0.38%	0.31%	0.58%	—	—	—	—
Loans 90+ Days Past Due as a % of EOP Loans	4.53%	4.47%	4.54%	5.00%	4.38%	3.99%	3.80%	3.47%

Managed Loans 30-89 Days Past Due - as disclosed	$2,826	$2,749	$2,911	$2,674	$2,374	$2,150	$1,972	$1,751
Impact from Credit Card Securitizations	(1,625)	(1,623)	(1,732)	(1,642)	—	—	—	—
Loans 30-89 Days Past Due	$1,201	$1,126	$1,179	$1,032	$2,374	$2,150	$1,972	$1,751

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	4.42%	4.34%	4.76%	4.41%	4.36%	4.28%	4.29%	3.77%
Impact from Credit Card Securitizations	0.41%	0.35%	0.33%	0.69%	—	—	—	—
Loans 30-89 Days Past Due as a % of EOP Loans	4.83%	4.69%	5.09%	5.10%	4.36%	4.28%	4.29%	3.77%

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 4 (In millions of dollars)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratio) are non-GAAP financial measures. TCE, as defined by Citigroup, represents Common equity less Goodwill and Intangible assets (excluding MSRs) net of the related deferred taxes.  Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value Per Share follows:

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010

Tangible Book Value Per Share (page 1):

Total Common Equity	$69,688	$78,001	$140,530	$152,388	$151,109	$154,494	$162,601	$163,156
Less:
Goodwill - as reported	26,410	25,578	25,423	25,392	25,662	25,201	25,797	26,152
Intangible Assets (Other than MSRs) - as reported	13,612	10,098	8,957	8,714	8,277	7,868	7,705	7,504
Goodwill and Intangible Assets - recorded as Assets of Discontinued Operations Held For Sale	—	3,618	3,856	—	—	—	—	—
Goodwill and Intangible Assets - recorded as Assets Held for Sale	—	—	1,377	—	45	66	—	—

Net Deferred Taxes - Related to Goodwill and Intangible Assets	(1,254)	(1,296)	(1,381)	68	65	62	59	56
Tangible Common Equity	$30,920	$40,003	$102,298	$118,214	$117,060	$121,297	$129,040	$129,444
Common Shares Outstanding, at period end	5,512.8	5,507.7	22,863.9	28,483.3	28,620.2	28,975.4	29,049.6	29,058.4
Tangible Book Value Per Share	$5.61	$7.26	$4.47	$4.15	$4.09	$4.19	$4.44	$4.45

Reclassified to conform to the current period’s presentation.